UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2008 – June 30, 2008

Item 1: Reports to Stockholders

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust	SEMIANNUAL REVIEW AND REPORT TO STOCKHOLDERS

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available From An Open-End Fund Structure

■
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.
	■	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

■
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
	■	Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.

■
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.
We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

This page is not part of the 2008 Semiannual Report to Stockholders

For more than 30 years, we have used a value approach to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

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Performance Table

NAV Average Annual Total Returns	Through June 30, 2008

	Royce	Royce	Royce
	Value Trust	Micro-Cap Trust	Focus Trust	Russell 2000

Second Quarter 2008*	-1.12%	-1.21%	8.03%	0.58%

Year-to-Date 2008*	-11.67	-11.70	2.28	-9.37

One-Year	-15.53	-18.64	-1.01	-16.19

Three-Year	7.05	5.62	17.18	3.79

Five-Year	12.55	12.44	20.52	10.29

10-Year	9.49	9.70	12.83	5.53

15-Year	11.68	n/a	n/a	8.92

20-Year	12.06	n/a	n/a	9.48

Since Inception	11.65	12.08	13.73	—

Inception Date	11/26/86	12/14/93	11/1/96**	—

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

The thoughts expressed in this Review and Report to Stockholders concerning recent market movements and future prospects for small-company stocks are solely the opinion of Royce at June 30, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report to Stockholders will be included in any Royce-managed portfolio in the future.

*Not annualized.
**Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

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Letter to Our Stockholders

Ballad of a Thin Market
The first six months of 2008 gave even the most serene investor cause for anxiety, if not outright panic. First, a long list of worries ushered in the new year: the credit crisis, housing bubble, subprime implosion, falling dollar, stumbling equity prices, and an economy in either a full-blown recession or “merely” stalled. By the end of June, one could add to this list rapidly rising oil prices and associated energy costs. And we would be remiss if we did not also mention that smaller-company stock prices, after rallying from mid- March through early June, spent most of that latter month swooning. Indeed, share price declines throughout the market were so severe that on July 1 several media outlets were trotting out comparisons to the 1930s, since June saw the worst respective one-month losses for both the Dow Jones Industrial Average and the S&P 500 since the Great Depression.
Both domestically and internationally, we
have seen a large number of what we believe
are superb values emerge in our asset class.
As is often the case with value investing,
patience and discipline will be critical as we
wait for the markets to rebound.
     Each of the formidable problems besetting the economy and financial markets remained unsolved as the year crept nervously to its midpoint, with little in the way of solutions on the immediate horizon. For anyone expecting good news soon about these matters, we can offer only sympathy. It will probably take some time before genuine improvement begins. We do not mean to imply that we like being where we are, only that a measured look at the current landscape suggests that most equities will need

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We are contrarians. To us, the term
has always been synonymous with
value investor. Our research screens
include searches for well-run
businesses whose stock prices have
fallen, which typically leads us to
companies, and often entire
industries, that others have recently
fled or are otherwise happy to ignore.

Searching among the neglected and
broken in the smaller-company world
for new investment ideas not only
helps us to find potential hidden
gems, it also helps to lower
portfolio risk. Companies whose stock
prices have been beaten up by
mass sell-offs often carry very low
expectations (and price risk),
 especially once the smoke has cleared
and former stockholders have moved
on. Although there’s always the risk
of additional stock price erosion if a
company’s fortunes worsen or an
industry’s prospects grow dimmer,
we try to use falling stock prices to
our advantage; it is common for us
to add to positions at such times
(provided, of course, that our
long-term outlook for the company
remains positive).

 While our hope is that any subsequent
drops in share prices are temporary,
it is also why we look for companies

Continued on page 6...	Letter to Our Stockholders

to log a few more miles of volatility and poor short-term performance prior to a sustained recovery. The fact that this is not surprising does not make the news any easier to bear. What it does mean for smaller-company bargain-hunters such as ourselves is opportunity. Both domestically and internationally, we have seen a large number of what we believe are superb values emerge in our asset class. As is often the case with value investing, patience and discipline will be critical as we wait for the markets to rebound.
    While we wait, it is worth noting that many observers, including some for whom we have enormous respect, are arguing that the events of the past year—particularly the housing crisis, the credit crunch and the slowing economy—signal the end of the era of low interest rates and low-to-moderate inflation that began following the 1982 recession and ran, with some notable interruptions, through the stock market peaks in 2007. We agree in large part with this assessment. It seems plain to us that we have entered a period that will be characterized by higher inflation and rising interest rates. However, there is little agreement as to how pronounced an effect these changes will have on the U.S. economy and stock markets. So these recent travails put all of us in the position of Dylan’s Mr. Jones: there is something happening here, but we don’t know what it is. Our take is that the short term will be challenging at best, but that solid recoveries for both the economy and equities will come in the next three to five years. As is our habit, we first look at history for future direction. In a Royce Fund 1989 Annual Report, we recalled a “full-blown recession” that led to a robust economic expansion, “an epic crash in 1987 and mini-crash in 1989,” and a market that saw “speculative binges in oil, precious metals and real estate as well as stocks.” In other words, it seems to us that nothing about the ’90s or the current decade is unprecedented.

Subterranean Small-Cap Blues
As might be expected in such a tumultuous period, the current market leadership question also looks unsettled. Domestic small-caps, as measured by the Russell 2000 index, finished the year-to-date period ended 6/30/08 with a loss of 9.4%, which was better than the large-cap S&P 500 index (-11.9%), the more tech-laden Nasdaq Composite (-13.6%) and the global MSCI EAFE (Europe, Australasia and Far East) index (-11.0%). Small-cap’s performance advantage over large-cap stocks thus far in 2008 was primarily attributable to its advantage in the second quarter, in particular its strong relative showing in May, when the Russell 2000 gained 4.6% versus 1.3% for the S&P 500. (Smaller stocks finished the second quarter just barely in positive territory, up 0.6% versus -2.7% for their large-cap peers.) The strong rally from the current small-cap trough on 3/10/08 was followed by an almost equally strong decline in June that collapsed share prices across the globe. During the month, the Russell 2000 lost 7.7%, the S&P 500 fell 8.4%, the Nasdaq Composite was down 9.1% and the MSCI EAFE declined 8.2%.
      The relative resilience of smaller companies during June was a welcome development. Although it did not decisively shift market leadership back to our chosen asset class, it certainly helped the Russell 2000 lose less during the highly volatile first half of 2008.

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However, the S&P 500 was slightly ahead of its small-cap counterpart in the first quarter of 2008 (-9.5% versus -9.9%) and decidedly better in the second half of 2007. These outperformance periods allowed the S&P 500 to stay ahead of the Russell 2000 for both the one-year (-13.1% versus -16.2%) and three-year (+4.4% versus +3.8%) periods ended 6/30/08, while over longer-term periods, smaller stocks held serve; the Russell 2000 beat the S&P 500 for the five-, 10- and 15-year periods ended 6/30/08.
    While large-cap stocks had to wait until early July to officially enter a bear market (traditionally defined as a price decline of 20% or more from a previous peak), the seeming inevitability of its arrival put the phrase ‘bear market’ on the lips of most investors before the end of June. The Dow Jones Industrial Average finished the second quarter with a price 19.9% below its 10/9/07 all-time peak. After making a cyclical high in May, the S&P 500 fell more than 10% to close the quarter within a single percentage point of its cycle low on 3/10/08. The Russell 2000 rallied to a new cyclical high in early June before it fell 9.5% by the end of the quarter. However, the small-cap index also managed to retain more of its gain, staying 7.6% above its current cycle low on 3/10/08.
    We expect more volatility and lower, possibly negative returns for much of the market in the coming months. Although we once believed that large-cap would have an advantage, we now believe that quality-oriented companies, regardless of market cap, should outperform and that smaller companies may provide an edge during short-term market upswings. We also suspect that smaller stocks should lead when share prices eventually show some sustained recovery. This, however, is likely to take some time before materializing. Putting aside for a moment the challenges that must be worked through in the economy as well as in the credit and housing markets, the Russell 2000 also enjoyed a mostly uninterrupted run from its trough on 10/9/02 through its most recent peak on 7/13/07. Nearly five years of primarily rising stock prices does not correct itself quickly or, unfortunately, without pain. (For more on recent small-cap market cycles, see page 10).

Although we once believed that large-cap
would have an advantage, we now believe
that quality-oriented companies, regardless
of market cap, should outperform and that
smaller companies may provide an edge
during short-term market upswings. We also
suspect that smaller stocks should lead
when share prices eventually show some
sustained recovery.

Tangled up in Value
Small-cap value stocks, as measured by the Russell 2000 Value index, have felt more than their share of pain recently after dominating the Russell 2000 Growth index during the first seven years of the current decade. During the last full small-cap market cycle, which lasted from 3/9/00 until 7/13/07, the Russell 2000 Value index substantially outperformed the Russell 2000 Growth index (+189.5% versus -14.8%). The small-cap value index also outpaced the small-cap growth index from the small-cap market trough on 10/9/02 through 7/13/07, up 183.9% versus 169.7%. However, the small-cap growth index began to chip away at this lead during 2007, when it beat small-cap value in each of that year’s four quarters.
    Small-cap growth hung on to its advantage through the year-to-date period ended 6/30/08 (-8.9% versus -9.8% for the small-cap value index), as well as from the recent small-cap peak on 7/13/07. Results for both small-cap style indices were close from

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that have the financial strength to survive difficult times for their industry or sector. This remains a cornerstone of our approach because, despite our best intelligence, trouble sometimes lasts longer than we anticipate. Just as we attempt to be opportunistic from a purchase-price standpoint, we like companies that view opportunity through a similar prism. Businesses with strong balance sheets will at times act in a similar fashion, using their financial position to acquire lesser competitors.

Our practice of purchasing low-expectation companies often involves going against the grain of Wall Street. Five years ago, for example, oil was trading at a then-high of $30 per barrel. The Wall Street consensus was that the price of oil had reached a peak and would soon begin to decline. We began to look closely at energy services companies as well as oil and gas businesses because expectations were driving investors away to the point that share prices began to look more and more attractive to us. This, combined with many years of industry consolidation, gave us the conviction to start building positions within the sector.

We were not making a call on the prospects for oil prices or thinking that we knew better than the analysts who devote their careers to the study of energy—we simply saw an industry in which we had enjoyed success in the past once again looking attractively undervalued to us.

Continued on page 8...

Letter to Our Stockholders

7/13/07 through the new small-cap trough on 3/10/08, a period in which the Russell 2000 Value index fell 25.4% and its small-cap growth sibling lost 23.0%, reversing small-cap value’s usual edge during downturns. From the small-cap market peak on 7/13/07 through 6/30/08, the small-cap growth index enjoyed a larger performance edge, falling 13.8% versus a loss of 23.1% for the small-cap value index.
       While neither index has been exempt from the market’s troubles over the past year, investors may be wondering what became of small-cap value’s typical performance edge in down-market periods. We think that the current reversal is not entirely a surprise when one considers just how thoroughly the Russell 2000 Value index prevailed over the Russell 2000 Growth index both from the previous small-cap market peak on 3/9/00 and from the small-cap market trough on 10/9/02 through the end of the last full market cycle in July 2007. That small-cap value has been struggling of late is therefore not unexpected, both in the context of reversion to the mean and in the context of an indiscriminate bear market. Of course, just as we spent much of the first several years of the decade looking for high-quality bargains in areas usually populated by smaller-company growth managers, we have spent much of the last year scrutinizing those places where value managers are thought to roam.

Our Back Pages
Performance during the first half of 2008 for our three closed-end portfolios was decidedly mixed on both an absolute and relative basis, with a particularly wide margin separating the terrific NAV (net asset value) results of Royce Focus Trust and the less inspiring showings for both Royce Value Trust and Royce Micro-Cap Trust (see the chart below). Each Fund looks at a slightly different area of the smaller-company universe: Royce Focus Trust typically holds fewer positions, most of which are selected from the upper tier of the smaller-company world, where market capitalizations run from $500 million to $2.5 billion. Royce Value Trust and Royce Micro-Cap Trust are more diversified and make most of their respective selections from the micro- and small-cap area (market caps up to $2.5 billion) and micro-cap area (market caps up to $500 million). Thus, we view a certain divergence as a healthy

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development. Still, we were very disappointed in our two portfolios that struggled on a relative and absolute basis during both the six-month and one-year periods ended 6/30/08.
     Much of the strength of Royce Focus Trust’s first-half performance came from its greater exposure to both energy and steel companies. These areas did well in all three portfolios, but both Royce Value Trust and Royce Micro-Cap Trust were comparatively underweight in their respective exposure and thus paid the price. They also suffered from having relatively larger exposures to sectors that struggled, such as consumer, technology and financial stocks. Indeed, financials continued to be a drag across the entire equity market. On average, the financial components of the Dow declined 26.6% in the second quarter, versus a 7.4% decline for the index. Within the S&P 500, banking and related industries declined 24.9% on average, versus a 2.7% decline for the index. The Financial Services sector of the Russell 2000 was that index’s worst performer, losing 13.4%, while the index gained 0.6%.

The Times They Are A-Changin’

As much as the current bearish period has convinced us that major changes are working their way through the market, it seems to us that there is a significant element to the story that has not received as much attention, namely, the shift in the status of the U.S. in the global economy. The U.S. has gone from being by far the most dominant force, perhaps the only truly dominant force, to being first among a small group of leading players, which includes the European Union, China, Japan and India. The first sign of this change can be traced back to late 2000, when the U.S. dollar first began to decline versus the Euro, a decline that has lasted more than seven years and counting. Other factors also contributed—the bursting Internet bubble, the events of 9/11, a war that has made the U.S. unpopular abroad, the surging economies of China and India, and our own recent struggles with housing, credit and an overall stalled economy. Each is a piece of a larger puzzle that shows the global economy undergoing major changes, and we believe that the shifting role of the U.S. within this system is the critical event.
     We have sought to meet the challenges these changes present by exporting our investment approach over the past decade. Our initial forays into international smaller companies generally involved those with a strong domestic presence, while more recently we have been expanding our scope to include companies whose activities are more international or centered in a particular overseas region such as Western Europe. Our evolution to international investing is rooted in the Royce tradition of attempting to capitalize on market inefficiencies to generate strong absolute returns, while always keeping a close eye on managing risk. We are focusing primarily on developed economies, where we see ample inefficiencies that could translate into opportunities to find attractively priced securities. Interestingly, the degree of inefficiency that we are seeing today in many international smaller companies reminds us of the small-cap market in the United States 15 to 20 years ago. It is possible that we may be in the early phases of a long-term outperformance cycle for smaller companies on a global

Interestingly, the degree of inefficiency that we are seeing today in many international smaller companies reminds us of the small-cap market in the United States 15 to 20 years ago.

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Our thinking was that the industry was both significant and robust enough to eventually recover, though we set no specific time table as to when.

More recently, certain industries in the consumer sectors appear to us to have been suffering from a similar dearth of positive expectations. The slowing economy, the credit crunch, the housing bubble and, somewhat ironically, rising energy costs have all convinced many observers that the American consumer is too financially challenged for consumer stocks to do anything more than languish at best. As was the case with energy earlier in the decade, we see a traditionally cyclical area at what looks to us like a potential low point in its business cycle.

Our practice in the past several months has been to root around various consumer industries looking for smaller-cap businesses that boast sterling financial characteristics in the form of strong balance sheets, established records of earnings and the ability to generate free cash flow.

The contrarian habit of scouring beaten-down industries that others are avoiding or ignoring is a hallmark of our time-tested value approach. By closely examining industries for which expectations are at a minimum, we stay true to our goal of trying to lower risk, which is a critical part of building strong, long-term returns for The Royce Funds.

Letter to Our Stockholders

scale, as international smaller companies follow their U.S. peers and potentially evolve into a professional asset class.
     The number of opportunities in international investing is vast. There are more companies from which to choose and greater total market capitalization. Our research indicates that there are three times as many micro-cap companies—those with market capitalizations up to $500 million—in the developed international universe, with roughly twice the total market capitalization of the U.S. micro-cap universe. Similarly, in the upper tier of the international small-cap world—market caps of $500 million to $2.5 billion—there are more total companies (2,091 versus 1,119) and greater total market capitalization ($2.4 trillion versus $1.3 trillion domestically). However, average market caps tend to be smaller in the international market. For example, according to Reuters the international micro-cap market has a weighted average market cap of $219, compared to $257 domestically. Liquidity issues, therefore, tend to increase as we move down the market-cap scale, which contributes to greater pricing inefficiencies. Independent research is difficult to come by (when it is available at all). We believe that these differences give us the opportunity to find quality businesses that are not properly priced. In addition, a counter-weight to the liquidity challenges is a marketplace with generally higher yields. As of 6/30/08, the

DEVELOPED UNIVERSE BY MARKET CAPITALIZATION (EXCLUDING USA) June 30, 2008

Market Cap Range (Millions)	Number of Companies	Total Market Cap (Billions)	Percent of Companies	Percent of Total Market Cap

$0 - $500	14,148	1,235	81%	6%

$500 - $1,000	1,106	798	6	4

$1,000 - $2,000	753	1,078	4	5

$2,000 - $2,500	232	518	1	2

$2,500 - $5,000	507	1,810	3	8

$5,000 and over	755	16,844	4	76

Total	17,501	22,283	100	100

Source: Reuters

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weighted average yield of the international small-cap universe was more than a percentage point higher than its domestic equivalent, 3.5% versus 2.1%.
     Most importantly, we have found that quality is a truly international concept, an idea that recognizes no borders. The same attributes that attract us to domestic companies—strong balance sheets, an established record of earnings, the ability to generate free cash flow and excellent growth prospects—are readily found in international businesses. It really is a small world after all.

Bringing It all Back Home
However promising the future for global opportunities in smaller companies, we think that far too much uncertainty currently exists here at home for the equity markets to settle down and establish a consistent, forward-looking direction. Although there have been plenty of pleasant surprises, we do not think the profit picture is strong enough to outweigh the anxiety that so many investors are feeling, especially about inflation. We see the next year or so being a very volatile period as the market continues to sort out the effects of the housing and credit bubbles and adjusts to a more inflationary environment.
     It seems plain to us that investors will therefore be looking for lower risk in the form of company quality, especially if the bond markets begin to struggle, as many seem to expect. We see the next year or two as a time to prepare and position our portfolios for a market and economic rebound that looks at least a year or two away. We think that three to five years from now, investors will be mostly pleased with returns because we expect the economy to recover and think that the market will see it coming first. So while smaller companies should be all right in the short term, we suspect that the real action lies further ahead. In any case, we keep doing what we have always done—buying what we think are high-quality smaller companies trading at attractive prices. A volatile stock market has historically been a boon to value investors, and the current period will hopefully be no exception. Certain areas continue to offer what look to us like compelling bargains, both here and abroad. In addition, some industries have been doing very well, so we have been taking gains in some cases, holding in others and even building positions in companies that are managing their growth most effectively. Wide divergence in sector performance is something that we anticipate will be with us for a while, so we see ample opportunity out there on a global scale.

We see the next year or two as a time to prepare and position our portfolios for a market and economic rebound that looks at least a year or two away. We think that three to five years from now, investors will be mostly pleased with returns because we expect the economy to recover and think that the market will see it coming first.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2008

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Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods. We believe that providing full market cycle results is more appropriate even than showing three- to five-year standardized returns because the latter periods may not include the up and down phases that constitute a full market cycle.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. In contrast, the new market cycle that began on 7/13/07 has so far favored growth over value, an unsurprising development when one considers how thoroughly value dominated growth in the previous full cycle.

Peak-to-Peak
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. Each of our closed-end funds held a sizeable performance advantage over the Russell 2000 on both an NAV (net asset value) and market price basis. On an NAV basis, Royce Focus Trust (+264.2%) was our best performer by a wide margin, followed by Royce Micro-Cap Trust (+175.9%) and Royce Value Trust (+161.3%).

Peak-to-Trough
In the new cycle’s somewhat brief peak-to-trough period, growth was ahead of value, though its advantage was slight and neither style index managed to provide positive performance during the downdraft. All of our closed-end funds outperformed the Russell 2000 in this period, with Royce Focus Trust again providing the best (albeit negative) performance for the period, followed by Royce Value Trust.

Trough-to-Current
We would caution against reading too much into a period that has lasted only slightly longer than a calendar quarter, but it is still worth noting that growth’s return more than tripled that of the value index. Only Royce Focus Trust outpaced the Russell 2000 during this period, with Royce Value Trust and Royce Micro-Cap Trust both underperforming.

Peak-to-Current
During this nearly year-long period, both value and growth posted negative returns, though growth lost less by a comfortable margin. Once again, Royce Focus Trust distinguished itself. Both it and Royce Value Trust outperformed the Russell 2000, while Royce Micro-Cap Trust lagged the small-cap index.

ROYCE FUNDS NAV TOTAL RETURNS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to- Peak 3/9/00- 7/13/07	Peak-to- Trough 7/13/07- 3/10/08	Trough-to- Current 3/10/08- 6/30/08	Peak-to- Current 7/13/07- 6/30/08

Russell 2000	54.9%	-24.1%	7.6%	-18.4%

Russell 2000 Value	189.5	-25.4	3.0	-23.1

Russell 2000 Growth	-14.8	-23.0	11.9	-13.8

Royce Value Trust	161.3	-20.9	3.9	-17.8

Royce Micro-Cap Trust	175.9	-22.6	2.8	-20.4

Royce Focus Trust	264.2	-15.3	11.8	-5.3

The thoughts concerning recent market movements and future prospects for smaller-company stocks are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements. Smaller-company stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. See page 2 for important performance information for all of the above funds.

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2008 Semiannual Report to Stockholders | 11

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/08

Second Quarter 2008*			-1.12%

Year-to-Date 2008*			-11.67

One-Year			-15.53

Three-Year			7.05

Five-Year			12.55

10-Year			9.49

15-Year			11.68

20-Year			12.06

Since Inception (11/26/86)			11.65

* Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2007	5.0%	1998	3.3%

2006	19.5	1997	27.5

2005	8.4	1996	15.5

2004	21.4	1995	21.6

2003	40.8	1994	0.1

2002	-15.6	1993	17.3

2001	15.2	1992	19.3

2000	16.6	1991	38.4

1999	11.7	1990	-13.8

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

AllianceBernstein Holding L.P.			1.8%

Ritchie Bros. Auctioneers			1.5

Lincoln Electric Holdings			1.4

Ash Grove Cement Cl. B			1.2

Nordson Corporation			1.2

SEACOR Holdings			1.1

PAREXEL International			1.0

Sotheby’s			1.0

Woodward Governor			1.0

Forward Air			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			21.3%

Industrial Products			21.0

Industrial Services			16.3

Financial Intermediaries			13.1

Financial Services			12.3

Natural Resources			10.7

Health			6.2

Consumer Products			5.8

Consumer Services			3.9

Diversified Investment Companies			0.5

Utilities			0.2

Miscellaneous			2.6

Bond and Preferred Stocks			0.4

Cash and Cash Equivalents			7.3

Royce Value Trust

Manager’s Discussion
During the first half of 2008, Royce Value Trust (RVT) lagged each of its small-cap benchmarks in a bear market environment. The Fund declined 11.7% on a net asset value (NAV) basis, and 10.7% on a market price basis, for the year-to-date period ended 6/30/08, compared with losses of 9.4% for the Russell 2000 and 7.1% for the S&P SmallCap 600 for the same period. In the first quarter downturn, RVT was down 10.7% on an NAV basis while its market price fell 13.0%, versus a decline of 9.9% for the Russell 2000 and 7.5% for the S&P 600. The second quarter was equally frustrating. After establishing a market trough on 3/10/08, smaller companies enjoyed a strong short-term rally that lasted into early June, when stock prices again dropped throughout most of the market. In the thus-volatile second quarter, RVT again underperformed its benchmarks on an NAV basis, declining 1.1% versus respective gains of 0.6% and 0.4% for the Russell 2000 and for the S&P 600, while outgaining each index on a market price basis, up 2.7%.
      During the short-term period from the recent small-cap market trough on 3/10/08 through 6/30/08—a span nearly coterminus with the second quarter—RVT’s market price performance was strong on a relative basis, but the Fund underperformed on an NAV basis. From 3/10/08 through 6/30/08, RVT gained 3.9% on an NAV basis and was up 9.7% on a market price basis, compared with a 7.6% gain for the Russell 2000 and a 6.3% gain for the S&P 600. The Fund’s performance pattern since the beginning of the new small-cap market cycle on 7/13/07 has been disappointing so far in that we would expect the Fund to better hold its value during a down-market period. From the July 2007 peak through 6/30/08, RVT was down 17.8% on an NAV basis, and 20.0% on a market price basis, compared to the Russell 2000’s 18.4% loss and the S&P 600’s decline of 17.1% during the same period.

GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Energy Conversion Devices	$4,292,218

Cimarex Energy	3,448,987

CARBO Ceramics	3,312,445

Nordson Corporation	2,604,509

Helmerich & Payne	2,586,241

*Includes dividends

     Over full market cycle and other longer-term periods, positive performances were more common, as was strong absolute and relative performance. RVT held a large advantage over both the Russell 2000 and the S&P 600 from the previous small-cap market peak on 3/9/00 through 6/30/08, gaining 114.7% on an NAV basis and 148.2% on a market price basis, while the Russell was up 26.4%, and the S&P 600 was up 76.2%. The Fund outperformed each of its benchmarks on an NAV basis for the three-, five-, 10-, 15-, 20-year and since inception (11/26/86) periods ended 6/30/08 and on a market price basis for each period except the three- and five-year intervals. RVT’s NAV average annual total return since inception was 11.7%.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

12  |  2008 Semiannual Report to Stockholders

Performance and Portfolio Review

     Natural Resources was not only the Fund’s best-performing sector on a dollar basis in the first half, it was the only notable positive contributor to performance. The oil and gas industry and energy services group were the sector’s strongest areas, home to three of the Fund’s best-performing stocks. Cimarex Energy is an oil and gas exploration and production company that tapped a benefit from the record-shattering price of oil and a recovery in natural gas prices. CARBO Ceramics manufactures ceramic proppants used in hydraulic fracturing of natural gas and oil wells. We have long admired its strong niche, clean balance sheet and history of profitability. We were happy to see other investors catch on in the first half. We classify the Fund’s top gainer, Energy Conversion Devices, as a Technology holding, but, as its name suggests, it does much of its business supplying products and processes for alternative energy generation and storage. The firm’s new CEO concentrated efforts on its solar-energy production segments, which helped the firm generate positive earnings.
     The Financial Services sector was home to the two holdings with the largest negative impact on first-half performance. AllianceBernstein Holding remains a healthy dividend payer and, in our view, a very well-run business. Its stock disappointed after the firm revised its earnings guidance for fiscal 2007 early in 2008. It was the Fund’s largest holding at the end of June. The share price of MoneyGram International was beaten down in 2007 as the result of exposure to subprime mortgages in its investment portfolio.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
Matters grew worse in January 2008 when the company announced, after re-valuing the portfolio, that it had experienced additional losses due to the subprime contagion. Its already-plummeting share price fell precipitously through June. We increased our stake in January and February because we think that the firm’s various money transfer businesses are strong enough to help it eventually overcome its formidable problems. We were also somewhat encouraged by a large infusion of cash that the company received in March from Thomas Lee Partners and Goldman Sachs.

AllianceBernstein Holding L.P.	$6,222,308

MoneyGram International	5,798,413

Rofin-Sinar Technologies	4,349,521

Sotheby’s	4,189,440

Advent Software	3,950,988

*Net of dividends

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,063 million

Weighted Average P/E Ratio**			15.2x

Weighted Average P/B Ratio			1.7x

Weighted Average Portfolio Yield			1.5%

Fund Net Assets		$1,238 million

Net Leverage†			14%

Turnover Rate			14%

Symbol
Market Price			RVT
NAV			XRVTX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 6/30/08).
†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/08 at NAV or Liquidation Value

61.8 million shares of Common Stock		$1,018 million

5.90% Cumulative Preferred Stock		$220 million

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RVT (NAV)	12.55%	14.05	0.89

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

2008 Semiannual Report to Stockholders  |  13

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/08

Second Quarter 2008*			-1.21%

Year-to-Date 2008*			-11.70

One-Year			-18.64

Three-Year			5.62

Five-Year			12.44

10-Year			9.70

Since Inception (12/14/93)			12.08

*Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2007	0.6%	2000	10.9%

2006	22.5	1999	12.7

2005	6.8	1998	-4.1

2004	18.7	1997	27.1

2003	55.5	1996	16.6

2002	-13.8	1995	22.9

2001	23.4	1994	5.0

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Pegasystems			1.7%

ASA			1.5

Peerless Manufacturing			1.4

Seneca Foods Cl. B			1.3

Exponent			1.3

Dril-Quip			1.2

Pason Systems			1.2

GulfMark Offshore			1.1

Sapient Corporation			1.1

Weyco Group			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			22.6%

Industrial Products			17.4

Industrial Services			15.0

Health			14.5

Natural Resources			13.9

Financial Intermediaries			11.0

Consumer Products			7.6

Financial Services			6.4

Consumer Services			5.8

Diversified Investment Companies			2.4

Miscellaneous			2.6

Preferred Stock			0.5

Cash and Cash Equivalents			1.3

Royce Micro-Cap Trust

Manager’s Discussion
During the first half of 2008, Royce Micro-Cap Trust (RMT) disappointed on both an absolute and relative basis. For the year-to-date period ended 6/30/08, the Fund was down 11.7% on a net asset value (NAV) basis and lost 7.9% on a market price basis, compared with a decline of 9.4% for its small-cap benchmark, the Russell 2000. RMT did outperform the Russell Microcap index, which was down 15.5% during the first half. In the first quarter downturn, RMT fell 10.6% on an NAV basis and 8.6% on a market price basis versus a decline of 9.9% for the small-cap index and 12.4% for the Russell Microcap index. After the recent small-cap trough on 3/10/08, share prices roared back throughout the market, then swooned again in the last several weeks of June. Although the Fund enjoyed strong performance on a market price basis during this mini-rally, it could not keep pace on an NAV basis. The Fund then proceeded to endure a miserable June on both an NAV and market price basis, while also underperforming the small-cap index. The upshot was a volatile second quarter in which RMT again underperformed its benchmark on an NAV basis, declining 1.2% versus a 0.6% gain for the Russell 2000 and 3.5% decline for the Russell Microcap index. Meanwhile, the Fund was up 0.7% on a market price basis in the second quarter.

      The Fund’s performance from the beginning of the new small-cap market cycle on 7/13/07 was also disappointing. From the July 2007 peak through 6/30/08, RMT fell 20.4% on an NAV basis and 25.5% based on market price, in both cases lagging its benchmark’s 18.4% loss for the same period, while beating the Russell Microcap index’s 26.8% decline. In addition, RMT trailed its benchmark from the recent small-cap trough on 3/10/08, up 2.8% on an NAV basis and 5.6% on a market value basis, compared with a 7.6% gain for the Russell 2000 and a 2.3% gain for the Russell Microcap index.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

America’s Car-Mart	$995,191

eResearch Technology	984,316

PharMerica Corporation	871,000

Trex Company	805,000

Pason Systems	755,100

*Includes dividends

     Positive performances were more common over previous market cycle and other long-term periods. RMT held a large advantage over the Russell 2000 from the previous small-cap market peak on 3/9/00 through 6/30/08, gaining 119.7% on an NAV basis and 143.3% based on its market price, while its benchmark was up 26.4%. (Data for the Russell Microcap index only goes back to 2002.) While its recent performance was disappointing, we were pleased with the Fund’s longer-term record. On an NAV basis, RMT outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/14/93) periods ended 6/30/08 and beat the small-cap index in each of those time spans save the three-year period on a market price basis. The Fund’s NAV average annual total return since inception was 12.1%.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

14  |  2008 Semiannual Report to Stockholders

Performance and Portfolio Review

     Natural Resources was by far the Fund’s best performing sector on a dollar basis during the first half, led by the energy services group and the oil and gas industry. Pason Systems benefited from increased demand for its specialized oilfield drilling instrumentation systems for use on land-based drilling rigs. The Diversified Investment Companies sector also made a positive dollar-based contribution, primarily the result of strong results from holdings in closed-end funds. In the otherwise dismal Consumer Services sector, automotive retailer America’s Car-Mart was the Fund’s best performer on a dollar basis in the first half. Specializing in low-end cars drove its success in a distressed auto market especially sensitive to gas-price increases. Its earnings tripled in the second quarter, putting its stock price in the fast lane. We took gains in May and June, but still held a good-sized position at the end of June.
     Making the largest dollar-based negative impact on first-half performance was TravelCenters of America, which primarily operates truck stops, gas stations and restaurants along U.S. interstates. We first purchased shares in RMT’s portfolio in February 2008. The company acquired its chief rival in May 2007, and its stock price mostly fell from around that time through the end of June 2008. Ongoing losses over the last several quarters, as well as reduced highway traffic—the result of soaring gas prices—probably also had an effect on its stalled share price during the first half of 2008. We liked the strong balance sheet and positive earnings history of Medical Action Industries, which manufactures disposable medical products primarily in the U.S.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
Although still posting positive earnings, it endured manufacturing inefficiencies that the firm expected to continue through 2008, as well as the increased cost of resin (necessary in the manufacture of plastic products), and increased shipping costs for its products made in China. The Technology sector posted significant net losses on a dollar basis from the telecommunications group and the aerospace and defense industry. Sapient Corporation, which offers brand and marketing strategies, as well as business and IT services, was among the biggest disappointments for the period. In January, lower-than-expected earnings helped its stock price to plunge.

TravelCenters of America	$1,400,112

Medical Action Industries	1,312,620

Epoch Holding Corporation	1,235,160

Tennant Company	1,231,272

Sapient Corporation	1,195,000

*Net of dividends

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$283 million

Weighted Average P/E Ratio**			16.2x

Weighted Average P/B Ratio			1.4x

Weighted Average Portfolio Yield			1.0%

Fund Net Assets			$345 million

Net Leverage†			20%

Turnover Rate			41%

Symbol
Market Price			RMT
NAV			XOTCX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/08).
†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/08 at NAV or Liquidation Value

25.4 million shares of Common Stock			$285 million

6.00% Cumulative Preferred Stock			$60 million

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RMT (NAV)	12.44%	14.16	0.88

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

2008 Semiannual Report to Stockholders  |  15

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/08

Second Quarter 2008*			8.03%

Year-to-Date 2008*			2.28

One-Year			-1.01

Three-Year			17.18

Five-Year			20.52

10-Year			12.83

Since Inception (11/1/96)†			13.73

* Not annualized
† Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2007	12.2%	2001	10.0%

2006	16.3	2000	20.9

2005	13.3	1999	8.7

2004	29.2	1998	-6.8

2003	54.3	1997	20.5

2002	-12.5

TOP 10 POSITIONS
% of Net Assets Applicable
to Common Stockholders

Australian Government 7.50% Bond			5.8%

Kennedy-Wilson Conv.			5.5

Reliance Steel & Aluminum			4.6

Unit Corporation			4.5

Sims Group ADR			3.6

Ensign Energy Services			3.3

Knight Capital Group Cl. A			3.2

Trican Well Service			3.0

Gammon Gold			2.9

Lincoln Electric Holdings			2.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Natural Resources			29.2%

Industrial Products			24.3

Technology			11.5

Consumer Products			10.0

Industrial Services			8.5

Financial Intermediaries			6.2

Health			3.4

Financial Services			2.3

Bond and Preferred Stock			11.1

Cash and Cash Equivalents			6.3

Royce Focus Trust

Manager’s Discussion
 The first half of 2008 was a good time for the contrarian approach we use in Royce Focus Trust (FUND). For the year-to-date period ended 6/30/08, the Fund was up 2.3% on a net asset value (NAV) basis and 1.4% on a market price basis, in both cases ahead of the 9.4% loss for its small-cap benchmark, the Russell 2000, during the same period. While the Russell 2000 fell 9.9% in the difficult first quarter, the Fund held up well, down 5.3% on an NAV basis and 8.4% on a market price basis. Following the small-cap market trough on 3/10/08, equities rallied through the beginning of June. After losing less in the first quarter, FUND was also able to build on its advantage during April and May. When share prices tumbled again in June, the Fund followed suit, though its NAV performance was better than that of its benchmark (-5.0% versus -7.7%). The end result for the volatile second quarter was both significant relative outperformance and strong absolute performance—FUND gained 8.0% on an NAV basis and 10.6% on a market price basis during the second quarter, compared to a gain of 0.6% for the Russell 2000.
Smaller stocks established a new peak on 7/13/07. With this new peak, the previous small-cap cycle that began with the peak on 3/9/00 came to a close and a new cycle, which has been marked by high volatility and mostly negative returns, got under way. From 7/13/07 through 6/30/08, the Fund was down 5.3% on an NAV basis and fell 6.5% on a market price basis versus a loss of 18.4% for its small-cap benchmark. In the short-term period from the recent small-cap market trough on 3/10/08 through 6/30/08, FUND gained 11.8% on an NAV basis and 14.0% on a market price basis versus a 7.6% gain for the Russell 2000. We were very pleased with the Fund’s recent results, especially in the more volatile, downward-trending market that began with the new small-cap market cycle in July 2007 when the portfolio held its value well.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Unit Corporation	$4,128,841

Sims Group ADR	3,298,213

Reliance Steel & Aluminum	2,309,000

Schnitzer Steel Industries Cl. A	2,241,024

Ensign Energy Services	1,633,792

*Includes dividends

These results were consistent with FUND’s performance over longer-term periods, which offer a more meaningful gauge of its merits. From the previous small-cap market peak on 3/9/00 through 6/30/08, the Fund significantly outpaced its benchmark on both an NAV and market price basis. During this period, FUND gained 244.9% on an NAV basis and 310.8% on a market price basis compared to the Russell 2000’s 26.4% gain. This was a critical factor in the Fund’s outperformance of the small-cap index for the one-, three-, five, 10-year and since inception of our management (11/1/96) periods ended 6/30/08. FUND’s NAV average annual total return since inception was 13.7%.

     The most significant dollar-based net losses during the first half came from the Consumer Products sector, home to RV (recreational vehicle) makers Thor Industries and Winnebago

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

16  |  2008 Semiannual Report to Stockholders

Performance and Portfolio Review

Industries. (Thor also makes small- and mid-sized buses, while Winnebago focuses solely on motor homes.) Although energy stocks were terrific performers in FUND’s portfolio, rising energy prices also contributed to each company’s dismal performance. Both have struggled in an inhospitable environment for their industry. We increased our stake in Thor Industries a bit in January and chose to hold on to Winnebago. At the end of June, we thought that both were capable of an eventual rebound. Elsewhere in the portfolio, Fronteer Development Group posted a sizeable net loss. The firm is a gold mining company with what we believe are several promising projects. Investors opted for a different point of view in the form of a mass exodus from its stock in February. At issue was the ownership of a uranium mine in which the firm holds an equity stake. We built our position in January and March before trimming it in June. At the end of the first half, we remained confident in the firm’s long-term prospects.
Unit Corporation is primarily a contract drilling company, but also runs its own oil and natural gas exploration business. The record-shattering price of oil and its own growing businesses helped its share price to climb during the first half. Although we took some gains in May, Unit was the Fund’s fourth-largest position at the end of June. Steel companies from the Industrial Products sector, such as Australian firm Sims Group, Reliance Steel & Aluminum and Schnitzer Steel Industries, continued to benefit from the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
After Metal Management merged with Australian scrap-metal business Sims Group in March 2008, the price of the latter moved up appreciably, no doubt reaping a benefit from its global presence in an increasingly international market. Reliance Steel & Aluminum provides metals processing services and distributor of metal products. Following a volatile 2007, the company’s stock price rose more or less steadily through the first six months of 2008 as investors took notice of its improved earnings. As with Sims, the firm’s global footprint seemed to boost its business.

Thor Industries	$2,436,777

Winnebago Industries	2,053,700

Fronteer Development Group	1,440,298

LECG Corporation	1,247,400

Dynamic Materials	1,166,833

*Net of dividends

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,386 million

Weighted Average P/E Ratio**			13.0x

Weighted Average P/B Ratio			2.2x

Weighted Average Portfolio Yield			1.4%

Fund Net Assets			$193 million

Net Leverage†			9%

Turnover Rate			62%

Symbol
Market Price			FUND
NAV			XFUNX

*Geometrically calculated
** The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/08).
†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/08 at NAV or Liquidation Value

18.9 million shares of Common Stock			$168 million

6.00% Cumulative Preferred Stock			$25 million

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

Average Annual		Standard	Return
Total Return		Deviation	Efficiency*

FUND (NAV)	20.52%	15.16	1.35

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

2008 Semiannual Report to Stockholders  |  17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
	History	Invested	Price*	Shares	Value**	Value**
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Year-to-date distribution total $0.92		16.116	515

6/30/08		$21,922		9,404	$154,978	$147,455

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Year-to-date distribution total $0.64		10.837	230

6/30/08		$8,900		4,066	$45,661	$42,164

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Year-to-date distribution total $0.25		8.497	92

6/30/08		$7,044		3,195	$28,308	$28,212

*		Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
**		Other than for initial purchase and June 30, 2008, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

18	|	2008 Semiannual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
 If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2008.

How do the Plans work for registered stockholders?
 Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
 You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

2008 Semiannual Report to Stockholders | 19

This Page Left Intentionally Blank

Royce Value Trust	June 30, 2008 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 113.9%

Consumer Products – 5.8%
Apparel, Shoes and Accessories - 1.8%
Columbia Sportswear	34,600	$1,271,550
Delta Apparel [a,b,c]	605,560	2,228,461
K-Swiss Cl. A	160,000	2,352,000
Lazare Kaplan International [c]	103,600	922,040
Polo Ralph Lauren	17,500	1,098,650
Timberland Company (The) Cl. A [b,c]	17,500	286,125
Tod’s	35,000	1,922,641
Weyco Group	307,992	8,171,027

		18,252,494

Collectibles - 0.5%
Leapfrog Enterprises Cl. A [b,c]	175,000	1,456,000
Russ Berrie & Company [c]	417,000	3,323,490

		4,779,490

Consumer Electronics - 0.8%
Dolby Laboratories Cl. A [c]	153,900	6,202,170
DTS [b,c]	64,100	2,007,612

		8,209,782

Food/Beverage/Tobacco - 0.6%
B&G Foods (Units)	120,100	2,041,700
B&G Foods Cl. A	51,300	479,142
Hershey Creamery	709	1,488,900
Seneca Foods Cl. A [b,c]	80,000	1,668,000
Seneca Foods Cl. B [b,c]	13,251	283,174

		5,960,916

Health, Beauty and Nutrition - 0.0%
Nutraceutical International [c]	22,800	273,600

Home Furnishing and Appliances - 1.1%
Aaron Rents	4,500	100,485
American Woodmark	123,335	2,606,069
Ekornes	110,000	1,619,807
Ethan Allen Interiors	65,800	1,618,680
Kimball International Cl. B	286,180	2,369,570
La-Z-Boy	68,200	521,730
†Mohawk Industries [b,c]	25,000	1,602,500
Nice	215,000	953,743
Universal Electronics [b,c]	10,000	209,000

		11,601,584

Sports and Recreation - 1.0%
Beneteau	81,000	1,773,950
Coachmen Industries [b,c]	47,700	101,124
RC2 Corporation [c]	132,600	2,461,056
Sturm, Ruger & Company [c]	272,900	1,926,674
Thor Industries	110,900	2,357,734
Winnebago Industries	97,500	993,525

		9,614,063

Total (Cost $57,925,364)		58,691,929

Consumer Services – 3.9%
Direct Marketing - 0.3%
Manutan International	8,945	647,839
	SHARES	VALUE
Consumer Services (continued)
Direct Marketing (continued)
Takkt	130,000	$2,290,354

		2,938,193

Leisure and Entertainment - 0.0%
Shuffle Master [b,c]	15,000	74,100

Media and Broadcasting - 0.1%
Cox Radio Cl. A [b,c]	23,000	271,400
Discovery Holding Company Cl. B [b,c]	36,600	827,526

		1,098,926

Online Commerce - 0.1%
CryptoLogic	200	2,872
FTD Group [b]	55,000	733,150

		736,022

Restaurants and Lodgings - 0.6%
Benihana [b,c]	3,300	20,658
CEC Entertainment [b,c]	116,000	3,249,160
Steak n Shake [c]	198,000	1,253,340
Tim Hortons	65,000	1,864,850

		6,388,008

Retail Stores - 2.8%
America’s Car-Mart [b,c]	65,400	1,171,968
AnnTaylor Stores [c]	50,000	1,198,000
Bulgari	322,000	3,252,233
CarMax [b,c]	120,000	1,702,800
Charming Shoppes [b,c]	22,800	104,652
Children’s Place Retail Stores [c]	13,670	493,487
Dress Barn (The) [b,c]	287,280	3,843,806
Fielmann	22,000	1,607,893
Gander Mountain [c]	53,300	196,677
Lewis Group	518,000	2,183,142
Pier 1 Imports [c]	626,200	2,154,128
Stein Mart [b,c]	182,800	824,428
Tiffany & Co.	158,700	6,467,025
† Tractor Supply [b,c]	21,200	615,648
Urban Outfitters [b,c]	27,000	842,130
West Marine [c]	131,100	537,510
Wet Seal (The) Cl. A [c]	162,000	772,740

		27,968,267

Total (Cost $44,701,966)		39,203,516

Diversified Investment Companies – 0.5%
Closed-End Funds - 0.5%
Central Fund of Canada Cl. A	211,500	2,738,925
Kohlberg Capital	209,884	2,098,840

Total (Cost $4,642,086)		4,837,765

Financial Intermediaries – 13.1%
Banking - 5.5%
Abigail Adams National Bancorp	160,500	1,500,675
Ameriana Bancorp	40,000	380,000
Banca Finnat Euramerica	500,000	577,036
Bank of N.T. Butterfield & Son	446,875	6,613,750
Bank Sarasin & Cie Cl. B	15,000	674,710
Banque Privee Edmond de Rothschild	17	632,372

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
BB Holdings [c]	289,400	$1,311,404
BOK Financial	164,227	8,777,933
Boston Private Financial Holdings	203,000	1,151,010
Cadence Financial	40,300	436,449
Center Bancorp	66,811	584,596
Centrue Financial	82,200	895,980
CFS Bancorp	265,000	3,124,350
CNB Financial	11,116	157,180
Commercial National Financial	54,900	818,010
Farmers & Merchants Bank of Long
Beach	1,200	5,760,000
Fauquier Bankshares	160,800	2,588,880
Hawthorn Bancshares	44,400	1,121,988
Heritage Financial	20,615	326,748
HopFed Bancorp	112,500	1,549,125
Jefferson Bancshares	32,226	295,835
Kearny Financial	60,862	669,482
Mechanics Bank (The)	200	3,410,000
Nexity Financial [c]	109,999	511,495
Old Point Financial	25,000	445,000
Peapack-Gladstone Financial	10,000	219,700
Peoples Community Bancorp [c]	179,310	408,827
Timberland Bancorp [a]	469,200	3,762,984
Tompkins Financial	17,545	652,674
Vontobel Holding	15,600	532,955
W Holding Company	935,400	795,090
Whitney Holding	41,500	759,450
Wilber Corporation (The)	103,900	880,033
Wilmington Trust	131,000	3,463,640
Yadkin Valley Financial	3,800	45,410

		55,834,771

Insurance - 4.5%
Alleghany Corporation [c]	16,644	5,526,640
Argo Group International Holdings [b,c]	64,751	2,173,043
Aspen Insurance Holdings	64,000	1,514,880
CNA Surety [b,c]	130,600	1,650,784
Enstar Group [b,c]	7,000	612,500
Erie Indemnity Cl. A	91,500	4,222,725
First American	20,000	528,000
Greenlight Capital Re Cl. A [b,c]	87,200	1,993,392
† Hilltop Holdings [b,c]	230,000	2,371,300
Independence Holding	317,658	3,103,519
IPC Holdings	27,000	716,850
LandAmerica Financial Group	10,000	221,900
Leucadia National	34,940	1,640,084
Markel Corporation [c]	11,100	4,073,700
Montpelier Re Holdings	66,000	973,500
NYMAGIC	232,200	4,448,952
Old Republic International	20,000	236,800
ProAssurance Corporation [c]	33,070	1,590,998
RLI	99,724	4,933,346
Stewart Information Services	100,000	1,934,000
Wesco Financial	4,750	1,814,500

		46,281,413

	SHARES	VALUE
Financial Intermediaries (continued)
Real Estate Investment Trusts - 0.1%
Gladstone Commercial	34,700	$601,351

Securities Brokers - 2.4%
Broadpoint Securities Group [b,c]	200,100	400,200
Close Brothers Group	33,000	363,493
Cowen Group [b,c]	32,000	247,040
DundeeWealth	33,300	425,516
E*TRADE Financial [b,c]	75,000	235,500
Egyptian Financial Group-Hermes Holding
GDR	28,000	504,000
Evercore Partners Cl. A	308,500	2,930,750
HQ	26,000	429,559
Investcorp Bank GDR [c]	22,000	561,000
Investment Technology Group [b,c]	30,400	1,017,184
KBW [b,c]	70,058	1,441,794
LaBranche & Co [b,c]	137,000	969,960
Lazard Cl. A	176,700	6,034,305
† MF Global [b,c]	145,500	918,105
Oppenheimer Holdings Cl. A	30,000	847,800
optionsXpress Holdings	53,000	1,184,020
Penson Worldwide [b,c]	50,000	597,500
Phatra Securities	575,000	524,525
Piper Jaffray [b,c]	105,700	3,100,181
Shinko Securities	464,300	1,368,611

		24,101,043

Securities Exchanges - 0.0%
MarketAxess Holdings [c]	67,000	506,520

Other Financial Intermediaries - 0.6%
KKR Financial Holdings	481,404	5,054,742
KKR Private Equity Investors L.P.	105,000	1,338,750

		6,393,492

Total (Cost $140,006,502)		133,718,590

Financial Services – 12.3%
Diversified Financial Services - 0.6%
AmeriCredit Corporation [b,c]	18,870	162,660
Centerline Holding Company	59,600	99,532
Discover Financial Services	10,000	131,700
Encore Capital Group [b,c]	88,000	777,040
Municipal Mortgage & Equity[b]	40,300	118,885
Ocwen Financial [b,c]	173,600	807,240
World Acceptance [b,c]	133,700	4,501,679

		6,598,736

Information and Processing - 1.7%
Broadridge Financial Solutions	30,000	631,500
Global Payments	68,500	3,192,100
Interactive Data	134,300	3,374,959
MoneyGram International [c]	428,500	386,507
MSCI Cl. A [b,c]	30,000	1,088,700
Paychex	30,000	938,400
PRG-Schultz International [b,c]	14,420	135,692
SEI Investments	306,800	7,215,936

		16,963,794

Insurance Brokers - 0.9%
Brown & Brown	206,800	3,596,252

22	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Financial Services (continued)
Insurance Brokers (continued)
Crawford & Company Cl. A [c]	289,200	$1,807,500
Crawford & Company Cl. B [b,c]	162,300	1,296,777
Gallagher (Arthur J.) & Co.	111,200	2,679,920

		9,380,449

Investment Management - 7.8%
A.F.P. Provida ADR	16,100	411,033
Affiliated Managers Group [b,c]	28,500	2,566,710
AllianceBernstein Holding L.P.	333,100	18,213,908
Anima	736,402	1,669,578
AP Alternative Assets L.P.	315,600	3,471,600
Ashmore Group	80,000	344,988
Australian Wealth Management	291,000	361,262
Azimut Holding	53,000	466,880
BKF Capital Group [b,c]	227,050	467,723
Calamos Asset Management Cl. A	45,000	766,350
Candover Investments	10,500	412,432
CapMan Cl. B	632,000	2,487,633
Cockleshell [c]	337,644	366,532
Coronation Fund Managers	496,000	288,225
Deutsche Beteiligungs	95,000	2,402,140
Eaton Vance	172,800	6,870,528
Equity Trustees	23,477	490,636
F&C Asset Management	210,000	615,930
Federated Investors Cl. B	145,700	5,014,994
Fiducian Portfolio Services	227,000	500,511
GAMCO Investors Cl. A	133,600	6,629,232
GIMV	20,000	1,319,390
GP Investments BDR [c]	15,000	181,898
JAFCO	37,300	1,275,124
MVC Capital	484,200	6,628,698
New Star Asset Management Group	126,500	255,748
Onex Corporation	50,000	1,472,492
Perpetual	11,100	455,116
Pzena Investment Management Cl. A	238,700	3,045,812
Rathbone Brothers	28,000	517,283
RHJ International [c]	177,500	2,235,720
Schroders	150,000	2,730,825
SHUAA Capital	320,000	659,506
SPARX Group	7,020	2,426,275
Tasmanian Perpetual Trustees	115,000	551,224
Trust Company	65,500	533,728
Value Partners Group	520,000	446,824

		79,554,488

Special Purpose Acquisition Corporation - 0.4%
Alternative Asset Management
Acquisition (Units) [c]	250,000	2,425,000
Prospect Acquisition (Units) [c]	150,000	1,434,000

		3,859,000

Specialty Finance - 0.9%
Credit Acceptance [b,c]	214,601	5,485,201
MCG Capital	157,715	627,706
NGP Capital Resources	50,000	770,500
	SHARES	VALUE
Financial Services (continued)
Specialty Finance (continued)
Portfolio Recovery Associates [c]	62,100	$2,328,750

		9,212,157

Total (Cost $130,560,196)		125,568,624

Health – 6.2%
Commercial Services - 1.0%
PAREXEL International [b,c]	384,400	10,113,564

Drugs and Biotech - 1.6%
Affymetrix [b,c]	10,000	102,900
Biovail Corporation	41,200	397,580
Endo Pharmaceuticals Holdings [b,c]	155,000	3,749,450
Genitope Corporation [b,c]	150,000	6,660
Human Genome Sciences [b,c]	90,000	468,900
K-V Pharmaceutical Cl. A [b,c]	51,500	995,495
Medicines Company (The) [b,c]	20,000	396,400
Mylan [b,c]	52,200	630,054
Myriad Genetics [b,c]	50,000	2,276,000
Ore Pharmaceuticals [b,c]	117,980	155,734
Perrigo Company	162,950	5,176,921
Pharmacyclics [b,c]	383,000	677,910
QLT [c]	114,070	391,260
Sinovac Biotech [b,c]	37,400	121,550
Sunesis Pharmaceuticals [b,c]	582,000	838,080

		16,384,894

Health Services - 1.1%
Albany Molecular Research [c]	85,000	1,127,950
Chem Rx (Units) [c]	280,000	1,416,800
Cross Country Healthcare [c]	30,000	432,300
Gentiva Health Services [c]	30,150	574,357
HMS Holdings [b,c]	50,000	1,073,500
Lincare Holdings [b,c]	52,562	1,492,761
MedQuist [c]	73,893	580,060
On Assignment [b,c]	375,400	3,010,708
PharmaNet Development Group [b,c]	10,000	157,700
Res-Care [b,c]	65,460	1,163,879
† WellCare Health Plans [b,c]	5,000	180,750

		11,210,765

Medical Products and Devices - 2.5%
Allied Healthcare Products [c]	180,612	1,228,161
ArthroCare Corporation [b,c]	10,000	408,100
Atrion Corporation	15,750	1,509,165
Bruker Corporation [c]	370,200	4,757,070
Coloplast Cl. B	17,000	1,482,287
CONMED Corporation [b,c]	81,500	2,163,825
Golden Meditech [c]	200,000	67,460
IDEXX Laboratories [c]	158,000	7,700,920
STERIS Corporation	98,600	2,835,736
Straumann Holding	1,000	239,636
Urologix [b,c]	445,500	815,265
Young Innovations	62,550	1,302,291

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Zoll Medical [b,c]	40,400	$1,360,268

		25,870,184

Total (Cost $41,943,864)		63,579,407

Industrial Products – 21.0%
Automotive - 2.2%
Copart [c]	153,100	6,555,742
ElringKlinger	15,000	1,421,493
Fuel Systems Solutions [b,c]	22,500	866,250
International Textile Group [c]	85,000	29,750
LKQ Corporation [b,c]	375,000	6,776,250
SORL Auto Parts [b,c]	54,600	292,656
Superior Industries International	98,400	1,660,992
WABCO Holdings	98,800	4,590,248
† Wonder Auto Technology [b,c]	13,400	94,202

		22,287,583

Building Systems and Components - 1.1%
Decker Manufacturing	6,022	216,792
Heywood Williams Group [c]	958,837	272,155
NCI Building Systems [b,c]	13,900	510,547
Preformed Line Products	91,600	3,692,396
Simpson Manufacturing	293,400	6,965,316

		11,657,206

Construction Materials - 2.1%
Ash Grove Cement Cl. B	50,518	12,073,802
Duratex	45,300	834,451
† Owens Corning [b,c]	25,000	568,750
Pretoria Portland Cement	375,000	1,374,042
United Rentals [b,c]	232,500	4,559,325
USG Corporation [b,c]	50,000	1,478,500

		20,888,870

Industrial Components - 1.9%
CLARCOR	113,500	3,983,850
Donaldson Company	92,800	4,142,592
GrafTech International [b,c]	64,790	1,738,316
II-VI [c]	13,500	471,420
Mueller Water Products Cl. A	72,500	585,075
PerkinElmer	135,800	3,782,030
Powell Industries [c]	92,400	4,657,884

		19,361,167

Machinery - 5.5%
Astec Industries [b,c]	20,000	642,800
Baldor Electric	62,900	2,200,242
Bell Equipment	200,000	910,600
Burnham Holdings Cl. A	117,964	1,557,125
Burnham Holdings Cl. B	36,000	475,200
Franklin Electric	104,800	4,064,144
Hardinge	26,193	344,962
Intermec [b,c]	23,000	484,840
Lincoln Electric Holdings	177,980	14,007,026
Manitou BF	65,000	1,947,517
Nordson Corporation	162,200	11,822,758
OSG Corporation	20,000	226,021
	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Rofin-Sinar Technologies [c]	236,000	$7,127,200
Takatori Corporation	40,000	192,118
Williams Controls [b,c]	37,499	475,112
Woodward Governor	274,600	9,792,236

		56,269,901

Metal Fabrication and Distribution - 1.4%
Central Steel & Wire	6,062	4,000,920
Commercial Metals	36,600	1,379,820
CompX International	292,300	1,695,340
Gerdau Ameristeel	61,100	1,179,230
NN	197,100	2,747,574
RBC Bearings [b,c]	45,000	1,499,400
Reliance Steel & Aluminum	25,920	1,998,173

		14,500,457

Miscellaneous Manufacturing - 3.5%
Barnes Group	20,000	461,800
Brady Corporation Cl. A	188,400	6,505,452
Matthews International Cl. A	100,000	4,526,000
Mettler-Toledo International [b,c]	28,700	2,722,482
Peerless Manufacturing [c]	191,600	8,980,292
Rational	15,200	3,065,645
Raven Industries	86,200	2,825,636
Semperit AG Holding	50,000	1,957,043
Somfy	5,000	1,254,444
Synalloy Corporation	198,800	3,065,496

		35,364,290

Paper and Packaging - 0.4%
Mayr-Melnhof Karton	38,000	3,589,150

Pumps, Valves and Bearings - 1.5%
Graco	143,625	5,467,804
IDEX Corporation	54,000	1,989,360
Kaydon Corporation	76,900	3,953,429
Pfeiffer Vacuum Technology	35,000	3,630,369

		15,040,962

Specialty Chemicals and Materials - 1.2%
Aceto Corporation	119,710	914,584
American Vanguard	26,666	327,992
Cabot Corporation	181,000	4,400,110
Hawkins	206,878	3,094,895
Migao Corporation [c]	12,700	105,117
† New Oriental Energy & Chemical [b,c]	1,000	5,270
Schulman (A.)	150,100	3,456,803

		12,304,771

Textiles - 0.0%
Unifi[c]	145,100	365,652

Other Industrial Products - 0.2%
Vacon	45,000	1,824,395

Total (Cost $117,039,891)		213,454,404

Industrial Services – 16.3%
Advertising and Publishing - 0.5%
Focus Media Holding ADR [b,c]	71,900	1,993,068
Lamar Advertising Cl. A [c]	45,000	1,621,350

24	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Advertising and Publishing (continued)
MDC Partners Cl. A [b,c]	60,000	$430,800
Sun-Times Media Group Cl. A [b,c]	180,000	88,200
ValueClick [b,c]	45,000	681,750
Voyager Learning [b,c]	150,000	757,500

		5,572,668

Commercial Services - 9.2%
Animal Health International [b,c]	30,000	186,900
Canadian Solar [b,c]	50,000	2,009,500
ChinaCast Education [b,c]	35,700	149,583
Convergys Corporation [b,c]	121,000	1,798,060
Corinthian Colleges [b,c]	106,500	1,236,465
† CRA International [b,c]	79,287	2,866,225
Diamond Management & Technology Consultants	80,400	418,884
Forrester Research [c]	40,300	1,244,464
Gartner [c]	213,000	4,413,360
Global Sources [b,c]	3,900	59,202
Hackett Group [b,c]	655,000	3,759,700
Hewitt Associates Cl. A [b,c]	205,720	7,885,248
Iron Mountain [b,c]	210,862	5,598,386
ITT Educational Services [c]	95,000	7,849,850
Landauer	117,900	6,630,696
Learning Tree International [b,c]	53,400	913,140
Manpower	3,100	180,544
ManTech International Cl. A [b,c]	119,400	5,745,528
MAXIMUS	127,900	4,453,478
Michael Page International	397,000	1,848,411
Monster Worldwide [b,c]	24,800	511,128
MPS Group [c]	564,600	6,001,698
New Horizons Worldwide [b,c]	228,600	354,330
Ritchie Bros. Auctioneers	550,200	14,926,926
Robert Half International	65,500	1,570,035
Sotheby’s	371,600	9,799,092
Spherion Corporation [b,c]	53,000	244,860
TRC Companies [c]	3,600	14,472
Wright Express [b,c]	30,000	744,000

		93,414,165

Engineering and Construction - 1.2%
Desarrolladora Homex ADR [b,c]	9,800	574,084
Fleetwood Enterprises [c]	234,300	613,866
HLS Systems International [b,c]	109,120	571,789
Integrated Electrical Services [b,c]	355,400	6,112,880
KBR	140,000	4,887,400

		12,760,019

Food, Tobacco and Agriculture - 0.4%
† Agria Corporation ADR [b,c]	21,900	93,732
Alico	27,000	935,820
Astral Foods	80,000	929,758
† HQ Sustainable Maritime Industries [b,c]	17,000	225,250
MGP Ingredients	127,400	738,920
Origin Agritech [b,c]	105,100	628,498
Zhongpin [c]	9,400	117,500

		3,669,478

	SHARES	VALUE
Industrial Services (continued)
Industrial Distribution - 0.7%
Lawson Products	161,431	$4,000,260
MSC Industrial Direct Cl. A	74,300	3,277,373

		7,277,633

Printing - 0.1%
Bowne & Co.	68,100	868,275

Transportation and Logistics - 4.2%
Alexander & Baldwin	60,000	2,733,000
Atlas Air Worldwide Holdings [b,c]	17,000	840,820
C.H. Robinson Worldwide	80,000	4,387,200
Forward Air	269,750	9,333,350
Frozen Food Express Industries	286,635	1,934,786
Hub Group Cl. A [b,c]	174,400	5,952,272
Landstar System	96,200	5,312,164
Patriot Transportation Holding [c]	72,300	5,784,000
Universal Truckload Services [c]	115,100	2,534,502
UTI Worldwide	175,000	3,491,250

		42,303,344

Total (Cost $102,643,264)		165,865,582

Natural Resources – 10.7%
Energy Services - 5.3%
Cal Dive International [c]	50,000	714,500
CARBO Ceramics	135,200	7,888,920
Core Laboratories [b,c]	10,000	1,423,500
Ensign Energy Services	126,300	2,752,168
Exterran Holdings [b,c]	103,600	7,406,364
Global Industries [b,c]	54,500	977,185
Helix Energy Solutions Group [b,c]	34,226	1,425,171
Helmerich & Payne	53,700	3,867,474
ION Geophysical [b,c]	464,500	8,105,525
RPC	25,000	420,000
SEACOR Holdings [b,c]	127,300	11,394,623
TETRA Technologies [b,c]	68,000	1,612,280
Willbros Group [c]	103,800	4,547,478
World Fuel Services	60,000	1,316,400

		53,851,588

Oil and Gas - 2.0%
Bill Barrett [c]	50,000	2,970,500
Carrizo Oil & Gas [b,c]	41,700	2,839,353
Cimarex Energy	115,490	8,046,188
Edge Petroleum [b,c]	326,900	1,761,991
Penn Virginia	32,880	2,479,810
PetroCorp [c,d]	61,400	0
Storm Cat Energy [b,c]	330,800	383,728
W&T Offshore	25,000	1,462,750

		19,944,320

Precious Metals and Mining - 2.3%
Centerra Gold [c]	30,000	140,335
Endeavour Mining Capital	150,000	1,088,555
Etruscan Resources [c]	745,900	1,206,958
Gammon Gold [c]	198,300	2,151,555
Golden Star Resources [b,c]	350,000	941,500
Harry Winston Diamond	10,000	287,900

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	25

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Hecla Mining [c]	490,500	$4,542,030
IAMGOLD Corporation	335,620	2,030,501
Kimber Resources [b,c]	560,000	890,400
Kinross Gold	40,286	951,153
Metorex [c]	800,000	2,360,153
Northam Platinum	225,000	1,942,529
Northgate Minerals [c]	90,000	247,500
NovaGold Resources [b,c]	45,000	335,250
Pan American Silver [b,c]	41,000	1,417,780
Royal Gold	34,400	1,078,784
Yamana Gold	113,525	1,877,704

		23,490,587

Real Estate - 1.1%
Consolidated-Tomoka Land	13,564	570,502
PICO Holdings [b,c]	75,200	3,267,440
SARE Holding Cl. B [c]	730,000	956,288
St. Joe Company (The) [b,c]	132,100	4,533,672
Tejon Ranch [b,c]	65,000	2,343,900

		11,671,802

Total (Cost $58,192,473)		108,958,297

Technology – 21.3%
Aerospace and Defense - 1.0%
AerCap Holdings [b,c]	45,000	568,350
Astronics Corporation [c]	52,400	728,884
† Ceradyne [b,c]	1,000	34,300
Ducommun [c]	117,200	2,690,912
HEICO Corporation	129,000	4,197,660
Hexcel Corporation [b,c]	47,500	916,750
Integral Systems [c]	39,876	1,543,201

		10,680,057

Components and Systems - 6.2%
Analogic Corporation	40,135	2,531,314
Belden	57,800	1,958,264
Benchmark Electronics [c]	208,200	3,401,988
Checkpoint Systems [c]	56,060	1,170,533
China Security & Surveillance
Technology [b,c]	6,000	80,880
Diebold	73,600	2,618,688
Dionex Corporation [c]	81,000	5,375,970
Electronics for Imaging [b,c]	25,000	365,000
Energy Conversion Devices [b,c]	84,500	6,222,580
Excel Technology [c]	168,500	3,760,920
Hutchinson Technology [b,c]	97,500	1,310,400
KEMET Corporation [c]	95,600	309,744
† Lexmark International Cl. A [b,c]	4,000	133,720
Methode Electronics	50,000	522,500
Nam Tai Electronics	23,400	306,072
Newport Corporation [b,c]	592,200	6,745,158
Perceptron [c]	357,700	3,129,875
Plexus Corporation [c]	300,700	8,323,376
Richardson Electronics	520,712	3,087,822
Technitrol	261,200	4,437,788
Vaisala Cl. A	84,205	3,488,092
	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
Vishay Intertechnology [b,c]	186,000	$1,649,820
Zebra Technologies Cl. A [c]	76,525	2,497,776

		63,428,280

Distribution - 0.9%
Agilysys	165,125	1,872,517
Anixter International [c]	61,795	3,676,185
China 3C Group [c]	157,300	202,917
Tech Data [b,c]	86,500	2,931,485

		8,683,104

Internet Software and Services - 0.8%
Arbinet-thexchange	21,700	84,413
CMGI [b,c]	173,500	1,839,100
CyberSource Corporation [b,c]	10,000	167,300
EarthLink [b,c]	55,200	477,480
j2 Global Communications [b,c]	43,420	998,660
Jupitermedia Corporation [b,c]	525,000	735,000
KongZhong Corporation ADR [b,c]	8,300	30,959
Lionbridge Technologies [c]	37,500	96,750
Perficient [b,c]	10,000	96,600
RealNetworks [b,c]	245,400	1,619,640
SkyTerra Communications [c]	62,200	419,850
SupportSoft [c]	220,000	715,000
VeriSign [b,c]	24,800	937,440

		8,218,192

IT Services - 2.3%
Alten [c]	44,000	1,607,199
BearingPoint [b,c]	529,100	428,571
Black Box	67,300	1,829,887
Computer Task Group [c]	101,100	517,632
† DST Systems [b,c]	5,000	275,250
Metavante Technologies [b,c]	20,000	452,400
Sapient Corporation [b,c]	806,602	5,178,385
† SRA International Cl. A [b,c]	213,300	4,790,718
Syntel	152,679	5,148,336
Total System Services	25,000	555,500
TriZetto Group (The) [c]	107,600	2,300,488
Yucheng Technologies [b,c]	13,500	151,065

		23,235,431

Semiconductors and Equipment - 3.8%
Actions Semiconductor ADR [b,c]	46,600	160,770
BE Semiconductor Industries [b,c]	58,000	281,300
Brooks Automation [c]	5,152	42,607
CEVA [c]	31,666	252,378
Cognex Corporation	236,200	5,444,410
Coherent [c]	243,500	7,278,215
Diodes [c]	297,450	8,221,518
DSP Group [b,c]	164,500	1,151,500
Exar Corporation [b,c]	232,576	1,753,623
Fairchild Semiconductor International [c]	51,200	600,576
Himax Technologies ADR	100,000	512,000
Image Sensing Systems [b,c]	8,310	106,950
International Rectifier [b,c]	120,000	2,304,000
Intevac [b,c]	57,450	648,036
Jazz Technologies (Units) [c]	805,000	966,000

26	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Jinpan International	3,700	$136,900
Kulicke & Soffa Industries [c]	105,800	771,282
Novellus Systems [b,c]	12,000	254,280
Power Integrations [b,c]	49,000	1,548,890
Sanmina-SCI Corporation [b,c]	200,000	256,000
Semitool [c]	50,000	375,500
TTM Technologies [b,c]	221,400	2,924,694
Varian [b,c]	2,000	102,120
Veeco Instruments [b,c]	65,000	1,045,200
Vimicro International ADR [b,c]	270,000	766,800
Virage Logic [b,c]	120,000	859,200

		38,764,749

Software - 3.9%
ACI Worldwide [c]	233,150	4,101,109
Advent Software [b,c]	187,900	6,779,432
ANSYS [b,c]	100,000	4,712,000
Aspen Technology [c]	42,100	589,400
Avid Technology [b,c]	96,000	1,631,040
Borland Software [b,c]	280,000	380,800
China Fire & Security Group [c]	16,300	131,215
Datasul	150,000	2,138,045
Epicor Software [b,c]	79,900	552,109
JDA Software Group [b,c]	99,900	1,808,190
MSC.Software [c]	50,000	549,000
National Instruments	72,900	2,068,173
Net 1 UEPS Technologies [b,c]	50,000	1,215,000
Pegasystems	44,200	594,932
PLATO Learning [c]	149,642	396,551
Radiant Systems [b,c]	32,500	348,725
Renaissance Learning	15,000	168,150
SPSS [c]	179,600	6,532,052
Sybase [b,c]	82,600	2,430,092
Teradata Corporation [c]	35,000	809,900
THQ [b,c]	20,000	405,200
Verint Systems [b,c]	40,000	920,800

		39,261,915

Telecommunications - 2.4%
Adaptec [b,c]	2,584,100	8,269,120
ADTRAN	65,000	1,549,600
Catapult Communications [c]	87,100	620,152
China GrenTech ADR [b,c]	8,700	39,672
China Mobile Media Technology [c]	160,200	3,204
Cogent Communications Group [b,c]	204,200	2,736,280
Cogo Group [b,c]	7,900	71,969
Foundry Networks [c]	298,600	3,529,452
Globalstar [b,c]	50,000	141,500
Globecomm Systems [c]	233,700	1,930,362
IDT Corporation [c]	108,400	163,684
IDT Corporation Cl. B [c]	245,000	416,500
Level 3 Communications [b,c]	401,341	1,183,956
NMS Communications [b,c]	380,000	421,800
Sycamore Networks [b,c]	191,000	615,020
Tandberg	90,000	1,475,497
Tollgrade Communications [c]	20,000	89,800
	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
UTStarcom [c]	31,400	$171,758
Zhone Technologies [c]	1,090,000	850,200

		24,279,526

Total (Cost $206,076,638)		216,551,254

Utilities – 0.2%
CH Energy Group	44,500	1,582,865
Southern Union	11,576	312,784

Total (Cost $2,127,413)		1,895,649

Miscellaneous[e] – 2.6%
Total (Cost $29,778,681)		26,716,887

TOTAL COMMON STOCKS
(Cost $935,638,338)		1,159,041,904

PREFERRED STOCKS – 0.4%
Duratex	130,000	2,757,158
Seneca Foods Conv. [c,d]	85,000	1,595,025

TOTAL PREFERRED STOCKS
(Cost $4,182,756)		4,352,183

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.0%
Dixie Group 7.00%
Conv. Sub. Deb. due 5/15/12
(Cost $264,314)	$307,000	286,661

REPURCHASE AGREEMENT – 6.6%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $67,473,842 (collateralized
by obligations of various U.S. Government
Agencies, valued at $69,159,350)
(Cost $67,470,000)		67,470,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 11.6%
U.S. Treasury Bills
due 11/13/08-11/20/08	37,368	37,368
U.S. Treasury Bonds
5.50%-8.875%
due 5/15/17-8/15/28	1,275,121	1,302,986
U.S. Treasury Notes
4.50%-5.00%
due 4/30/09-8/15/11	146,659	149,229
U.S. Treasury Notes-TIPS
1.875%-2.00%
due 7/15/14-7/15/15	82,587	83,209

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	27

Royce Value Trust	June 30, 2008 (unaudited)

Schedule of Investments

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED (continued)
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)	$116,161,736

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $117,734,528)	117,734,528

TOTAL INVESTMENTS – 132.5%
(Cost $1,125,289,936)	1,348,885,276

LIABILITIES LESS CASH
AND OTHER ASSETS – (10.9)%	(110,717,436)

PREFERRED STOCK – (21.6)%	(220,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%	$1,018,167,840

†	New additions in 2008.

[a]
At June 30, 2008, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[b]	All or a portion of these securities were on loan at June 30, 2008. Total market value of loaned securities at June 30, 2008 was $112,828,640.

[c]	Non-income producing.

[d]	Securities for which market quotations are not readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.

[e]	Includes securities first acquired in 2008 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2008 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,126,378,186. At June 30, 2008, net unrealized appreciation for all securities was $222,507,090, consisting of aggregate gross unrealized appreciation of $376,486,271 and aggregate gross unrealized depreciation of $153,979,181. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

28	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	June 30, 2008 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies (cost $1,047,784,334)	$1,275,423,831
Affiliated Companies (cost $10,035,602)	5,991,445

Total investments at value	1,281,415,276
Repurchase agreements (at cost and value)	67,470,000
Cash and foreign currency	48,083
Receivable for investments sold	14,465,352
Receivable for dividends and interest	1,087,014
Prepaid expenses and other assets	220,593

Total Assets	1,364,706,318

LIABILITIES:
Payable for collateral on loaned securities	117,734,528
Payable for investments purchased	6,876,866
Payable for investment advisory fee	1,356,971
Preferred dividends accrued but not yet declared	288,446
Accrued expenses	281,667

Total Liabilities	126,538,478

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,018,167,840

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 61,776,913 shares outstanding (150,000,000 shares authorized)	$798,626,791
Undistributed net investment income (loss)	1,438,972
Accumulated net realized gain (loss) on investments and foreign currency	56,907,336
Net unrealized appreciation (depreciation) on investments and foreign currency	223,598,013
Quarterly and accrued distributions	(62,403,272)

Net Assets applicable to Common Stockholders (net asset value per share - $16.48)	$1,018,167,840

*Investments at identified cost (including $117,734,528 of collateral on loaned securities)	$1,057,819,936
Market value of loaned securities	112,828,640

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	29

Royce Value Trust	Six Months Ended June 30, 2008 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$8,931,086
Affiliated Companies	103,224
Interest	1,286,403
Securities lending	798,937

Total income	11,119,650

Expenses:
Investment advisory fees	8,935,138
Stockholder reports	244,964
Custody and transfer agent fees	130,097
Directors’ fees	63,720
Administrative and office facilities expenses	56,362
Professional fees	28,628
Other expenses	69,227

Total expenses	9,528,136

Compensating balance credits	(3,514)

Net expenses	9,524,622

Net investment income (loss)	1,595,028

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	39,652,598
Affiliated Companies	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(174,123,794)

Net realized and unrealized gain (loss) on investments and foreign currency	(134,471,196)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	(132,876,168)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(6,490,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$(139,366,168)

* Net of foreign withholding tax of $447,399.

30	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/08	Year ended
	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,595,028	$5,297,518
Net realized gain (loss) on investments and foreign currency	39,652,598	121,683,331
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(174,123,794)	(56,217,996)

Net increase (decrease) in net assets resulting from investment operations	(132,876,168)	70,762,853

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(613,954)
Net realized gain on investments and foreign currency	–	(12,366,046)
Quarterly distributions *	(6,490,000)	–

Total distributions to Preferred Stockholders	(6,490,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	(139,366,168)	57,782,853

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(5,095,420)
Net realized gain on investments and foreign currency	–	(102,630,144)
Quarterly distributions *	(55,624,823)	–

Total distributions to Common Stockholders	(55,624,823)	(107,725,564)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	28,489,506	54,184,473

Total capital stock transactions	28,489,506	54,184,473

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(166,501,485)	4,241,762

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	1,184,669,325	1,180,427,563

End of period (including undistributed net investment income (loss) of $1,438,972 at 6/30/08 and
$(156,056) at 12/31/07)	$1,018,167,840	$1,184,669,325

* To be allocated to net investment income and capital gains at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	31

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months		Years ended December 31,
	ended
	June 30, 2008
	(unaudited)		2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF PERIOD	$19.74		$20.62	$18.87	$18.95	$17.03	$13.22

INVESTMENT OPERATIONS:
Net investment income (loss)	0.03		0.09	0.13	0.01	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments and
foreign currency	(2.22)		1.13	3.63	1.75	3.81	5.64

Total investment operations	(2.19)		1.22	3.76	1.76	3.73	5.59

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.01)	(0.02)	–	–	–
Net realized gain on investments and foreign currency	–		(0.21)	(0.21)	(0.24)	(0.26)	(0.26)
Quarterly distributions *	(0.11)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.11)		(0.22)	(0.23)	(0.24)	(0.26)	(0.26)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(2.30)		1.00	3.53	1.52	3.47	5.33

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.09)	(0.14)	–	–	–
Net realized gain on investments and foreign currency	–		(1.76)	(1.64)	(1.61)	(1.55)	1.30
Quarterly distributions *	(0.92)		–	–	–	–	–

Total distributions to Common Stockholders	(0.92)		(1.85)	(1.78)	(1.61)	(1.55)	(1.30)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)		(0.03)	(0.00)	0.01	0.00	(0.00)
Effect of rights offering and Preferred Stock offering	–		–	–	–	–	(0.22)

Total capital stock transactions	(0.04)		(0.03)	(0.00)	0.01	0.00	(0.22)

NET ASSET VALUE, END OF PERIOD	$16.48		$19.74	$20.62	$18.87	$18.95	$17.03

MARKET VALUE, END OF PERIOD	$15.68		$18.58	$22.21	$20.08	$20.44	$17.21

TOTAL RETURN (a):
Market Value	(10.72	)%***	(8.21)%	20.96%	6.95%	29.60%	41.96%
Net Asset Value	(11.67	)%***	5.04%	19.50%	8.41%	21.42%	40.80%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.79	%**	1.38%	1.29%	1.49%	1.51%	1.49%
Management fee expense (d)	1.68	%**	1.29%	1.20%	1.37%	1.39%	1.34%
Other operating expenses	0.11	%**	0.09%	0.09%	0.12%	0.12%	0.15%
Net investment income (loss)	0.30	%**	0.43%	0.62%	0.03%	(0.50)%	(0.36)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,018,168		$1,184,669	$1,180,428	$1,032,120	$993,304	$850,773
Liquidation Value of Preferred Stock, End of Period (in thousands)	$220,000		$220,000	$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	14%		26%	21%	31%	30%	23%
PREFERRED STOCK:
Total shares outstanding	8,800,000		8,800,000	8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share	$140.70		$159.62	$159.14	$142.29	$137.88	$121.68
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
5.90% Cumulative	$23.35		$23.68	$23.95	$24.75	$24.50	$25.04
7.80% Cumulative	–		–	–	–	–	$25.87
7.30% Tax-Advantaged Cumulative	–		–	–	–	–	$25.53

(a)
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.48%, 1.17%, 1.08%, 1.22%, 1.21% and 1.19% for the periods ended June 30, 2008 and December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(c)
Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.62% for the year ended December 31, 2003; before waiver of fees and earnings credits would have been 1.79%, 1.38%, 1.29%, 1.49%, 1.51% and 1.62% for the periods ended June 30, 2008 and December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(d)
The management fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of management fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

(e) The average of month-end market values during the period that the Preferred Stock was outstanding.
* To be allocated to net investment income and capital gains at year end.
** Annualized. *** Not annualized.

32	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the price of securities used by the Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
      Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below:
          Level 1 – quoted prices in active markets for identical securities
          Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
          Level 3 – significant observable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:

Level 1	Level 2		Level 3	Total

$1,018,972,228	$328,318,023		$1,595,025	$1,348,885,276

Level 3 Reconciliation:
	Change in unrealized appreciation
Balance as of 12/31/07		(depreciation)		Balance as of 6/30/08

$1,816,875		$(221,850)		$1,595,025

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:

The Fund values its non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

2008 Semiannual Report to Stockholders  |  33

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Securities Lending:

The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Taxes:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information ”.

Distributions:

The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:

The Fund issued 1,768,501 and 2,749,591 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2008 and the year ended December 31, 2007, respectively.
     At June 30, 2008, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

34	|	2008 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement:

As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
      For the six rolling 60-month periods ended June 2008, the investment performance of the Fund exceeded the investment performance of the S&P 600 by 8% to 18%. Accordingly, the investment advisory fee consisted of a Basic Fee of $6,165,173 and an upward adjustment of $2,769,965 for performance of the Fund above that of the S&P 600. For the six months ended June 30, 2008, the Fund accrued and paid Royce advisory fees totaling $8,935,138.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $166,070,505 and $214,722,026, respectively.

Transactions in Shares of Affiliated Companies:

An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2008:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	Gain (Loss)	Income	6/30/08	6/30/08
Delta Apparel	580,760	$4,152,434	$168,149	-	-	-	605,560	$2,228,461
Timberland Bancorp	469,200	5,714,856	-	-	-	$103,224	469,200	3,762,984
		$9,867,290			-	$103,224		$5,991,445

2008 Semiannual Report to Stockholders  |  35

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 119.2%

Consumer Products – 7.6%
Apparel, Shoes and Accessories - 2.2%
Cherokee	18,500	$372,775
Frederick’s of Hollywood Group [a]	121,804	182,706
Hartmarx Corporation [a]	70,000	151,900
Kleinert’s [a,b]	14,200	0
Lazare Kaplan International [a]	151,700	1,350,130
†Perry Ellis International[a,c]	3,800	80,636
Steven Madden [a]	23,332	428,842
True Religion Apparel [a,c]	5,200	138,580
†Tween Brands [a,c]	13,700	225,502
Weyco Group	120,000	3,183,600
Yamato International	40,000	204,549

		6,319,220

Collectibles - 0.0%
†Leapfrog Enterprises Cl. A [a,c]	13,000	108,160

Consumer Electronics - 0.1%
DTS [a,c]	7,000	219,240
TiVo [a,c]	20,000	123,400

		342,640

Food/Beverage/Tobacco - 1.9%
Green Mountain Coffee Roasters [a,c]	76,800	2,885,376
†Lifeway Foods [a,c]	20,000	237,800
Seneca Foods Cl. A [a]	62,500	1,303,125
Seneca Foods Cl. B [a,c]	42,500	908,225

		5,334,526

Health, Beauty and Nutrition - 0.2%
Nutraceutical International [a]	15,000	180,000
†NutriSystem	24,400	345,016

		525,016

Home Furnishing and Appliances - 2.3%
American Woodmark	100,000	2,113,000
Cobra Electronics	10,000	27,300
Flexsteel Industries	213,500	2,401,875
Helen of Troy [a,c]	20,000	322,400
Lifetime Brands	42,054	342,740
Natuzzi ADR [a]	387,800	1,237,082
Universal Electronics [a,c]	5,600	117,040

		6,561,437

Household Products/Wares - 0.3%
A.T. Cross Company Cl. A [a,c]	100,000	833,000

Sports and Recreation - 0.6%
Cybex International [a]	61,700	210,397
Monaco Coach	314,950	957,448
Steinway Musical Instruments [a]	10,000	264,000
Sturm, Ruger & Company [a]	45,000	317,700

		1,749,545

Total (Cost $18,158,712)		21,773,544

Consumer Services – 5.8%
Leisure and Entertainment - 0.4%
Ambassadors Group [a]	22,000	328,240
Ambassadors International [a,c]	6,100	26,718
	SHARES	VALUE
Consumer Services (continued)
Leisure and Entertainment (continued)
FortuNet [a,c]	5,000	$31,300
GameTech International [a]	17,500	83,125
IMAX Corporation [a,c]	25,000	171,000
Premier Exhibitions [a,c]	82,800	375,912

		1,016,295

Media and Broadcasting - 0.1%
Ballantyne of Omaha [a,c]	100,000	445,000

Online Commerce - 1.3%
Alloy [a]	65,702	475,026
CryptoLogic	97,200	1,395,792
FTD Group [c]	55,000	733,150
Knot (The) [a,c]	25,200	246,456
PC Connection [a,c]	17,100	159,201
PC Mall [a,c]	26,000	352,560
Stamps.com [a]	34,100	425,568

		3,787,753

Restaurants and Lodgings - 0.2%
Benihana Cl. A [a,c]	39,700	251,698
Cosi [a]	43,800	109,938
Jamba [a]	67,000	123,950
Noble Roman’s [a]	60,200	72,240

		557,826

Retail Stores - 3.6%
A.C. Moore Arts & Crafts [a,c]	59,000	415,950
America’s Car-Mart [a]	170,000	3,046,400
Buckle (The)	23,500	1,074,655
Build-A-Bear Workshop [a,c]	131,900	958,913
Cache [a]	19,200	205,440
Casual Male Retail Group [a]	2,000	6,100
Cato Corporation (The) Cl. A	68,100	969,744
Cost Plus [a]	51,100	127,750
dELiA*s [a,c]	67,300	135,273
Dover Saddlery [a,c]	20,228	79,901
EZCORP Cl. A [a,c]	13,900	177,225
Fred’s Cl. A	26,000	292,240
†Hibbett Sports [a,c]	400	8,440
New York & Company [a]	29,600	270,248
Stein Mart [a,c]	223,291	1,007,042
West Marine [a,c]	274,000	1,123,400
Wet Seal (The) Cl. A [a]	57,065	272,200

		10,170,921

Other Consumer Services - 0.2%
Collectors Universe	33,200	269,252
First Cash Financial Services [a,c]	9,200	137,908
†Shutterfly [a,c]	13,000	158,730

		565,890

Total (Cost $18,050,920)		16,543,685

Diversified Investment Companies – 2.4%
Closed-End Funds - 2.4%
ASA	48,900	4,139,385

36	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Diversified Investment Companies (continued)
Closed-End Funds (continued)
Central Fund of Canada Cl. A	207,000	$2,680,650

Total (Cost $2,675,077)		6,820,035

Financial Intermediaries – 11.0%
Banking - 5.8%
Alliance Bancorp, Inc. of Pennsylvania	50,420	453,276
B of I Holding [a,c]	100,000	739,000
Bancorp (The) [a]	50,000	381,000
BB Holdings [a]	390,000	1,767,268
CFS Bancorp	60,000	707,400
Chemung Financial	40,000	1,030,000
CNB Financial	30,000	424,200
Commercial National Financial	20,000	298,000
Fauquier Bankshares	160,800	2,588,880
Financial Institutions	50,000	803,000
First Bancorp	40,200	548,730
Franklin Bank [a,c]	45,500	27,755
HopFed Bancorp	49,000	674,730
Lakeland Financial	45,000	858,600
LCNB Corporation	30,000	285,000
Meta Financial Group	44,800	1,186,304
Nexity Financial [a]	29,000	134,850
Peapack-Gladstone Financial	29,000	637,130
Queen City Investments [a]	948	1,185,000
Quest Capital	30,000	52,074
Sterling Bancorp	32,869	392,785
W Holding Company	300,000	255,000
Wilber Corporation(The)	103,150	873,680
WSB Financial Group [a,c]	114,200	188,430

		16,492,092

Insurance - 1.8%
American Physicians Service Group	10,000	220,400
American Safety Insurance Holdings [a]	20,000	287,600
CRM Holdings [a,c]	124,000	416,640
First Acceptance [a]	258,405	826,896
Independence Holding	95,800	935,966
Navigators Group [a]	15,200	821,560
NYMAGIC	85,400	1,636,264

		5,145,326

Real Estate Investment Trusts - 0.1%
Vestin Realty Mortgage II	74,230	223,432

Securities Brokers - 3.0%
Broadpoint Securities Group [a,c]	95,000	190,000
CowenGroup [a,c]	123,600	954,192
Diamond Hill Investment Group [a,c]	5,000	417,500
Evercore Partners Cl. A	50,900	483,550
†FBR Capital Markets [a,c]	350,600	1,763,518
International Assets Holding [a]	6,400	192,384
Sanders Morris Harris Group	199,000	1,349,220
Stifel Financial [a,c]	53,899	1,853,587
Thomas Weisel Partners Group [a,c]	187,000	1,022,890
TradeStation Group [a,c]	30,000	304,500

		8,531,341

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Exchanges - 0.3%
MarketAxess Holdings [a,c]	123,700	$935,172

Total (Cost $33,761,587)		31,327,363

Financial Services – 6.4%
Diversified Financial Services - 1.0%
Advanta Corporation Cl. B	37,500	235,875
†Encore Capital Group [a]	98,000	865,340
World Acceptance [a,c]	47,951	1,614,510

		2,715,725

Insurance Brokers - 0.3%
Crawford & Company Cl. A [a,c]	50,000	312,500
Health Benefits Direct [a]	103,215	51,608
Western Financial Group	148,000	510,895

		875,003

Investment Management - 3.1%
BKF Capital Group [a]	387,000	797,220
Cockleshell [a]	465,300	505,110
Epoch Holding Corporation	211,500	1,926,765
Hennessy Advisors	24,750	136,125
JZ Equity Partners [b]	70,000	154,766
MVC Capital	226,200	3,096,678
Sceptre Investment Counsel	78,000	611,945
UTEK Corporation [a]	20,100	201,000
Westwood Holdings Group	38,280	1,523,544

		8,953,153

Special Purpose Acquisition Corporation - 1.5%
Alternative Asset Management
Acquisition (Units) [a]	250,000	2,425,000
Prospect Acquisition (Units) [a]	50,000	478,000
Shellshock [a]	47,200	61,580
Shermen WSC Acquisition [a]	220,000	1,262,800

		4,227,380

Specialty Finance - 0.5%
ASTA Funding	24,100	218,346
MRU Holdings [a]	106,100	238,725
NGP Capital Resources	68,080	1,049,113

		1,506,184

Total (Cost $15,692,368)		18,277,445

Health – 14.5%
Commercial Services - 1.3%
Medifast [a,c]	25,700	135,182
PAREXEL International [a,c]	116,500	3,065,115
PDI [a]	66,800	581,828

		3,782,125

Drugs and Biotech - 2.8%
Acadia Pharmaceuticals [a,c]	33,500	123,615
Allos Therapeutics [a,c]	53,600	370,376
Anadys Pharmaceuticals [a,c]	420,000	945,000
BioCryst Pharmaceuticals [a,c]	200,000	560,000
Cambrex Corporation [a]	16,000	93,920
Caraco Pharmaceutical Laboratories [a]	14,650	193,380
Cardiome Pharma [a]	21,000	184,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Cell Genesys [a,c]	78,000	$202,800
Durect Corporation [a,c]	44,100	161,847
DUSA Pharmaceuticals [a,c]	92,600	186,126
Dyax Corporation [a]	47,300	146,630
Emisphere Technologies [a,c]	163,200	437,376
Favrille [a,c]	401,000	25,303
Genitope Corporation [a,c]	196,700	8,734
Genoptix [a,c]	10,000	315,500
GenVec [a,c]	140,000	201,600
Hi-Tech Pharmacal [a]	19,430	194,300
ImmunoGen [a,c]	24,000	73,440
Lexicon Pharmaceuticals [a,c]	80,000	128,000
MannKind Corporation [a,c]	10,000	30,000
Momenta Pharmaceuticals [a,c]	62,500	768,750
Neuralstem [a]	40,000	58,000
Oncolytics Biotech [a,c]	36,000	69,480
Orchid Cellmark [a,c]	78,000	202,800
RTI Biologics [a,c]	24,400	213,500
Sangamo BioSciences [a,c]	10,000	99,500
Seattle Genetics [a,c]	57,000	482,220
Senomyx [a,c]	57,000	281,010
Sinovac Biotech [a,c]	70,000	227,500
Strategic Diagnostics [a]	56,200	204,568
Tapestry Pharmaceuticals [a,c,d]	863,000	9,493
Theragenics Corporation [a,c]	145,800	529,254
Trimeris	81,000	382,320

		8,111,142

Health Services - 4.4%
Air Methods [a,c]	13,300	332,500
Albany Molecular Research [a]	30,000	398,100
Alliance Imaging [a,c]	35,200	305,184
Bio-Imaging Technologies [a]	19,100	141,340
BML	30,000	569,289
Computer Programs and Systems	13,900	240,887
CorVel Corporation [a]	40,125	1,359,034
eResearch Technology [a]	165,000	2,877,600
Gentiva Health Services [a]	23,000	438,150
HMS Holdings [a,c]	28,900	620,483
Hooper Holmes [a,c]	67,600	68,952
MedCath Corporation [a,c]	18,000	323,640
Mediware Information Systems [a,c]	30,200	176,670
On Assignment [a,c]	73,700	591,074
PharmaNet Development Group [a,c]	25,000	394,250
PharMerica Corporation [a,c]	100,000	2,259,000
RehabCare Group [a,c]	40,500	649,215
Sun Healthcare Group [a,c]	41,000	548,990
U.S. Physical Therapy [a]	10,000	164,100

		12,458,458

Medical Products and Devices - 6.0%
ABIOMED [a,c]	15,000	266,250
Allied Healthcare Products [a]	246,998	1,679,586
Angio Dynamics [a,c]	14,000	190,680
Anika Therapeutics [a]	17,000	146,030
Atrion Corporation	4,000	383,280
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Caliper Life Sciences [a]	50,000	$129,500
Cardiac Science [a,c]	26,243	215,193
CAS Medical Systems [a,c]	60,230	191,531
†Celsion Corporation [a,c]	20,212	77,816
Cerus Corporation [a]	109,600	448,264
CONMED Corporation [a]	3,900	103,545
Cutera [a,c]	42,800	386,484
†Cynosure Cl. A [a,c]	15,000	297,300
Del Global Technologies [a]	461,301	691,952
EPIX Pharmaceuticals [a,c]	24,666	42,672
Exactech [a]	110,000	2,828,100
HealthTronics [a,c]	61,700	201,759
Kensey Nash [a]	26,650	854,132
Medical Action Industries [a,c]	125,250	1,298,843
Merit Medical Systems [a]	8,700	127,890
Neurometrix [a,c]	21,500	30,100
NMT Medical [a,c]	17,000	79,390
Orthofix International [a,c]	28,000	810,600
OrthoLogic Corporation [a,c]	65,000	65,000
†Palomar Medical Technologies [a,c]	28,000	279,440
PLC Systems [a]	105,200	37,872
SenoRx [a]	40,100	309,572
Shamir Optical Industry	17,500	121,625
Syneron Medical [a]	80,400	1,321,776
Synovis Life Technologies [a,c]	20,000	376,600
Thermage [a]	145,400	415,844
Utah Medical Products	42,300	1,209,357
Vital Images [a,c]	16,300	202,772
Young Innovations	61,450	1,279,389

		17,100,144

Total (Cost $37,857,161)		41,451,869

Industrial Products – 17.4%
Automotive - 1.1%
†ATC Technology [a,c]	8,800	204,864
Commerical Vehicle Group [a,c]	24,000	224,400
LKQ Corporation [a,c]	22,800	411,996
SORL Auto Parts [a,c]	50,600	271,216
Spartan Motors	6,300	47,061
Strattec Security	28,300	996,726
†US Auto Parts Network [a,c]	225,900	817,758
Wescast Industries Cl. A [a]	12,900	85,519

		3,059,540

Building Systems and Components - 1.1%
AAON	109,500	2,108,970
Bunka Shutter	90,000	361,068
LSI Industries	90,563	735,372

		3,205,410

Construction Materials - 2.2%
Ash Grove Cement	8,000	1,912,000
Monarch Cement	50,410	1,504,738
Trex Company [a,c]	250,000	2,932,500

		6,349,238

38	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Industrial Components - 2.0%
C&D Technologies [a,c]	53,000	$448,380
Deswell Industries	105,300	595,998
Gerber Scientific [a,c]	103,600	1,178,968
†Orion Energy Systems [a,c]	17,436	174,360
Planar Systems [a]	142,000	369,200
Powell Industries [a]	26,800	1,350,988
Tech/Ops Sevcon	76,200	560,070
Zygo Corporation [a,c]	97,500	958,425

		5,636,389

Machinery - 3.6%
Active Power [a,c]	187,500	219,375
Alamo Group	38,600	794,774
Astec Industries [a]	200	6,428
Burnham Holdings Cl. A	95,000	1,254,000
†Columbus McKinnon [a,c]	4,900	117,992
†DXP Enterprises [a,c]	4,500	187,380
Eastern Company (The)	39,750	604,200
FreightCar America	6,300	223,650
Gehl Company [a]	20,000	295,800
Gorman-Rupp Company	5,272	210,036
Hurco Companies [a,c]	20,500	633,245
Kadant [a,c]	16,600	375,160
K-Tron International [a]	1,500	194,400
Mueller (Paul) Company	9,650	443,900
StockerYale [a]	305,700	180,363
Sun Hydraulics	58,425	1,885,375
Tennant Company	88,200	2,652,174

		10,278,252

Metal Fabrication and Distribution - 1.4%
Central Steel & Wire	1,088	718,080
Dynamic Materials	4,300	141,685
Encore Wire	15,000	317,850
Insteel Industries	400	7,324
Ladish Company [a]	10,000	205,900
NN	114,300	1,593,342
Olympic Steel	9,700	736,424
Universal Stainless & Alloy Products [a]	7,700	285,208

		4,005,813

Miscellaneous Manufacturing - 3.2%
Peerless Manufacturing [a]	84,400	3,955,828
Quixote Corporation	245,400	2,019,642
Raven Industries	73,000	2,392,940
Synalloy Corporation	58,200	897,444

		9,265,854

Paper and Packaging - 0.1%
MOD-PAC Corporation [a,c]	23,200	92,800
Wausau Paper	41,000	316,110

		408,910

Pumps, Valves and Bearings - 0.5%
CIRCOR International	28,000	1,371,720

Specialty Chemicals and Materials - 2.1%
Aceto Corporation	284,419	2,172,961
American Vanguard	19,333	237,796
Balchem Corporation	33,750	780,638
	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Hawkins	118,167	$1,767,778
Metabolix [a,c]	6,000	58,800
Park Electrochemical	25,900	629,629
Symyx Technologies [a]	29,000	202,420

		5,850,022

Textiles - 0.1%
Unifi [a]	100,000	252,000

Total (Cost $35,299,492)		49,683,148

Industrial Services – 15.0%
Advertising and Publishing - 0.3%
DG FastChannel [a,c]	8,200	141,450
Voyager Learning [a]	125,000	631,250

		772,700

Commercial Services - 6.7%
Acacia Research-Acacia Technologies [a,c]	84,450	378,336
Animal Health International [a,c]	50,000	311,500
Canadian Solar [a,c]	25,000	1,004,750
CBIZ [a,c]	87,000	691,650
CDI Corporation	9,000	228,960
ClearPoint Business Resources [a]	120,000	57,600
Diamond Management & Technology Consultants	188,100	980,001
eTelecare Global Solutions ADR [a]	78,500	419,190
Exponent [a]	117,600	3,693,816
Forrester Research [a]	101,500	3,134,320
General Finance [a]	28,100	154,550
Geo Group (The) [a,c]	68,300	1,536,750
Hudson Highland Group [a]	29,400	307,818
Impellam Group [a]	188,800	302,729
Kforce [a]	55,000	466,950
Landauer	21,300	1,197,912
Lincoln Educational Services [a]	33,100	384,953
PeopleSupport [a]	43,300	368,050
RCM Technologies [a]	179,500	773,645
†Rentrak Corporation [a,c]	13,300	187,264
SM&A [a]	31,300	149,301
StarTek [a,c]	21,800	204,920
Team [a]	4,400	151,008
†TravelCenters of America [a,c]	125,000	283,750
Volt Information Sciences [a,c]	74,600	888,486
Waste Services [a,c]	34,350	241,824
Westaff [a]	362,500	409,625
Willdan Group [a]	40,100	192,881

		19,102,539

Engineering and Construction - 2.2%
Cavco Industries [a]	9,400	307,662
Hanfeng Evergreen [a]	17,900	229,960
Hill International [a,c]	20,000	328,800
HLS Systems International [a]	165,377	866,575
Insituform Technologies Cl. A [a,c]	56,400	858,972
Integrated Electrical Services [a,c]	132,000	2,270,400
Nobility Homes	13,800	220,110
Skyline Corporation	32,100	754,350

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	39

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction (continued)
Sterling Construction [a]	28,300	$562,038

		6,398,867

Food, Tobacco and Agriculture - 1.5%
Cal-Maine Foods	45,000	1,484,550
Farmer Bros.	42,400	896,760
Galaxy Nutritional Foods [a]	4,700	705
Imperial Sugar	20,120	312,464
ML Macadamia Orchards L.P. [a]	120,200	411,084
Origin Agritech [a,c]	185,788	1,111,012

		4,216,575

Industrial Distribution - 0.9%
Houston Wire & Cable	40,375	803,463
Lawson Products	61,000	1,511,580
Toshin Group	20,000	312,850

		2,627,893

Printing - 1.1%
Bowne & Co.	66,500	847,875
Champion Industries	23,500	108,805
Courier Corporation	30,450	611,436
Ennis	7,200	112,680
Multi-Color Corporation	27,900	585,621
Schawk	60,900	730,191

		2,996,608

Transportation and Logistics - 2.3%
Air Transport Services Group [a,c]	100,000	100,000
Euroseas	38,000	492,860
Forward Air	50,700	1,754,220
Frozen Food Express Industries	92,000	621,000
MAIR Holdings [a,c]	8,600	34,830
Marten Transport [a]	21,450	342,556
Patriot Transportation Holding [a]	3,000	240,000
Universal Truckload Services [a]	134,200	2,955,084

		6,540,550

Other Industrial Services - 0.0%
Allen-Vanguard Corporation [a]	7,700	19,256

Total (Cost $35,966,432)		42,674,988

Natural Resources – 13.9%
Energy Services - 5.8%
Boots & Coots International Well Control [a]	200,000	476,000
Bronco Drilling [a]	25,200	463,176
CE Franklin [a,c]	31,450	315,443
Dril-Quip [a,c]	55,000	3,465,000
Environmental Power [a,c]	115,000	479,550
Foraco International	40,000	117,682
Gulf Island Fabrication	3,416	167,145
GulfMark Offshore [a,c]	55,400	3,223,172
ION Geophysical [a,c]	43,500	759,075
Particle Drilling Technologies [a,c]	44,410	111,025
Pason Systems	209,200	3,385,113
Pioneer Drilling [a]	7,500	141,075
T-3 Energy Services [a,c]	600	47,682
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Willbros Group [a]	54,100	$2,370,121
World Energy Solutions [a]	875,300	1,115,907

		16,637,166

Oil and Gas - 2.3%
Approach Resources [a]	12,000	321,480
Bonavista Energy Trust	40,100	1,472,732
Cano Petroleum [a,c]	26,000	206,440
GeoMet [a,c]	75,000	711,000
Gran Tierra Energy [a,c]	80,200	639,194
†Harvest Natural Resources [a,c]	45,000	497,700
†Kodiak Oil & Gas [a,c]	80,000	364,800
Nuvista Energy [a]	121,000	2,078,965
PetroCorp [a,b]	104,200	0
Storm Cat Energy [a,c]	102,500	118,900

		6,411,211

Precious Metals and Mining - 4.0%
Allied Nevada Gold [a]	136,050	801,335
Aquiline Resources [a]	33,900	257,317
Aurizon Mines [a,c]	197,000	967,270
Brush Engineered Materials [a,c]	15,500	378,510
Central African Gold [a]	89,790	33,534
Chesapeake Gold [a]	20,000	147,102
Duluth Metals [a]	87,500	218,814
Endeavour Mining Capital	337,000	2,445,621
Endeavour Silver [a]	50,000	156,000
Entree Gold [a]	177,900	345,126
Etruscan Resources [a]	20,000	32,363
Gammon Gold [a]	83,836	909,621
Gateway Gold [a]	400,000	92,184
Golden Star Resources [a,c]	168,100	452,189
Great Basin Gold [a]	13,500	45,940
Greystar Resources [a]	11,900	45,163
Liberty Mines [a]	182,900	121,969
Mercator Minerals [a]	9,400	112,188
Metallica Resources [a,c]	50,000	334,500
Midway Gold [a]	347,500	681,573
Minefinders Corporation [a]	36,000	374,400
New Gold [a,c]	141,200	1,083,004
Northgate Minerals [a]	270,000	742,500
Quaterra Resources [a]	40,000	127,488
Uranium Resources [a,c]	18,565	68,505
US Silver [a]	79,700	35,172
Vista Gold [a,c]	50,000	182,500
Yamana Gold	8,145	134,718

		11,326,606

Real Estate - 1.7%
†Avatar Holdings [a,c]	13,204	399,949
HomeFed Corporation [a]	11,352	532,977
Kennedy-Wilson [a,c]	21,500	919,125
PICO Holdings [a]	45,700	1,985,665
Pope Resources L.P.	33,000	1,065,900

		4,903,616

40	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Natural Resources (continued)
Other Natural Resources - 0.1%
Neo Material Technologies [a]	61,500	$265,372

Total (Cost $19,993,198)		39,543,971

Technology – 22.6%
Aerospace and Defense - 2.3%
Aerovironment [a]	11,100	301,698
American Science & Engineering	2,400	123,672
Astronics Corporation [a]	26,400	367,224
Ducommun [a]	72,100	1,655,416
HEICO Corporation	41,600	1,353,664
HEICO Corporation Cl. A	24,160	642,173
Integral Systems [a]	40,510	1,567,737
SIFCO Industries [a,c]	45,800	462,580

		6,474,164

Components and Systems - 3.3%
Aladdin Knowledge Systems [a]	40,500	546,750
CSP [a,c]	122,581	729,357
Evans & Sutherland Computer [a]	96,272	97,235
Excel Technology [a]	106,900	2,386,008
Giga-tronics [a,c]	3,200	4,032
InFocus Corporation [a]	318,100	477,150
Keithley Instruments	14,000	133,000
Maxwell Technologies [a]	28,600	303,732
Measurement Specialties [a,c]	20,000	351,800
MOCON	15,600	169,884
MTS Systems	10,000	358,800
OPTEX Company	35,000	474,313
Richardson Electronics	305,000	1,808,650
Rimage Corporation [a,c]	20,000	247,800
SCM Microsystems [a,c]	34,000	102,000
†SMART Modular Technologies (WWH) [a,c]	44,400	170,052
Spectrum Control [a,c]	41,400	339,480
TransAct Technologies [a]	78,600	650,808

		9,350,851

Distribution - 0.5%
Agilysys	90,000	1,020,600
Alliance Distributors Holding [a]	578,400	138,816
China 3C Group [a]	181,300	233,877
Nu Horizons Electronics [a,c]	40,000	194,400

		1,587,693

Internet Software and Services - 0.6%
Descartes Systems Group (The) [a,c]	49,200	165,312
iPass [a,c]	190,000	393,300
Jupitermedia Corporation [a,c]	355,800	498,120
NIC	26,800	183,044
Website Pros [a,c]	43,650	363,604

		1,603,380

IT Services - 4.4%
CIBER [a,c]	182,662	1,134,331
Computer Task Group [a]	481,100	2,463,232
iGATE Corporation [a,c]	273,400	2,222,742
Rainmaker Systems [a,c]	2,000	5,860
Sapient Corporation [a,c]	500,000	3,210,000
	SHARES	VALUE
Technology (continued)
IT Services (continued)
Syntel	54,300	$1,830,996
TriZetto Group (The) [a]	72,600	1,552,188
Yucheng Technologies [a,c]	4,500	50,355

		12,469,704

Semiconductors and Equipment - 4.2%
Actions Semiconductor ADR [a]	44,450	153,353
Cascade Microtech [a]	55,037	362,143
Catalyst Semiconductor [a]	269,800	1,170,932
CEVA [a]	47,534	378,846
Cohu	17,900	262,772
Eagle Test Systems [a,c]	17,500	196,000
Electroglas [a,c]	281,700	535,230
Exar Corporation [a,c]	121,208	913,908
GSI Technology [a]	41,300	160,244
Ikanos Communications [a]	98,700	332,619
Intevac [a,c]	40,550	457,404
†JDS Uniphase [a,c]	54,283	616,655
LeCroy Corporation [a,c]	2,000	17,840
†Mattson Technology [a,c]	36,000	171,360
Melco Holdings	30,000	589,066
Nanometrics [a]	37,000	215,340
PDF Solutions [a,c]	85,000	505,750
Photronics [a]	29,750	209,440
Rudolph Technologies [a,c]	24,500	188,650
Semitool [a]	25,500	191,505
†SiRF Technology Holdings [a,c]	20,600	88,992
Trident Microsystems [a]	82,400	300,760
TTM Technologies [a]	159,500	2,106,995
†Ultra Clean Holdings [a,c]	38,000	302,480
Virage Logic [a]	180,000	1,288,800
Zarlink Semiconductor [a]	188,700	166,075

		11,883,159

Software - 4.6%
ACI Worldwide [a]	97,600	1,716,784
American Software Cl. A	56,100	316,404
Bottomline Technologies [a]	20,000	194,600
Convera Corporation Cl. A [a,c]	170,000	241,400
DivX [a]	23,200	170,288
Fundtech [a]	51,000	733,890
ILOG ADR [a,c]	35,000	346,500
JDA Software Group [a,c]	59,500	1,076,950
OpenTV Cl. A [a,c]	239,600	313,876
Pegasystems	353,500	4,758,110
Phase Forward [a,c]	43,000	772,710
PLATO Learning [a]	160,000	424,000
Renaissance Learning	2,365	26,512
SeaChange International [a,c]	20,000	143,200
SPSS [a,c]	41,800	1,520,266
TeleCommunication Systems Cl. A [a]	10,000	46,300
Trintech Group ADR [a,c]	82,700	191,037
Unica Corporation [a,c]	35,000	281,400

		13,274,227

Telecommunications - 2.7%
Anaren [a]	50,900	538,013

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	41

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Atlantic Tele-Network	4,100	$112,791
Captaris [a]	43,300	175,365
Cogent Communications Group [a,c]	24,800	332,320
Communications Systems	10,700	115,025
Diguang International Development [a]	300,000	300,000
†GeoEye [a,c]	9,400	166,474
Global Telecom & Technology [a,c]	68,500	35,620
Globecomm Systems [a]	40,130	331,474
NMS Communications [a]	630,000	699,300
Novatel Wireless [a]	60,900	677,817
NumereX Corporation Cl. A [a,c]	28,700	207,501
Oplink Communications [a,c]	15,900	152,640
PC-Tel	44,100	422,919
Performance Technologies [a]	41,250	208,725
Radyne Corporation [a]	2,000	22,860
REMEC	143,387	172,064
†Sierra Wireless [a,c]	19,900	290,540
Symmetricom [a,c]	81,982	314,811
Tollgrade Communications [a,c]	23,800	106,862
ViaSat [a,c]	76,812	1,552,371
Zhone Technologies [a]	931,600	726,648

		7,662,140

Total (Cost $51,756,471)		64,305,318

Miscellaneous[e] – 2.6%
Total (Cost $7,814,836)		7,454,226

TOTAL COMMON STOCKS
(Cost $277,026,254)		339,855,592

PREFERRED STOCK – 0.5%
Seneca Foods Conv. [a]
(Cost $943,607)	75,409	1,511,950

REPURCHASE AGREEMENT – 2.0%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $5,551,316 (collateralized
by obligations of various U.S. Government
Agencies, valued at $5,692,938)
(Cost $5,551,000)		5,551,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 12.0%
Fannie Mae-Notes
3.20%-5.38%
due 5/6/10-10/30/14	$155	158
Federal Home Loan Bank-Bonds
5.125%
due 8/8/08	669	682
	PRINCIPAL AMOUNT	VALUE
Federal Home Loan Bank-Discount Notes
due 8/1/08	$153	$153
Freddie Mac-Bonds
5.00%
due 12/14/18	202	203
Freddie Mac-Notes
3.30%
due 3/5/10	23,680	23,935
U.S. Treasury Bonds
2.00%-7.50%
due 11/15/16-2/15/31	6,715	6,758
U.S. Treasury Notes
3.50%-5.75%
due 7/15/09-6/30/12	38,526	39,201
U.S. Treasury Notes-TIPS
3.00%
due 7/15/12	3	3
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)		34,282,421

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $34,353,514)		34,353,514

TOTAL INVESTMENTS – 133.7%
(Cost $317,874,375)		381,272,056

LIABILITIES LESS CASH
AND OTHER ASSETS – (12.7)%		(36,026,961)

PREFERRED STOCK – (21.0)%		(60,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%		$285,245,095

42	|	2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

†	New additions in 2008.

[a]	Non-income producing.

[b]
Securities for which market quotations are not readily available represent 0.05% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.

[c]	All or a portion of these securities were on loan at June 30, 2008. Total market value of loaned securities at June 30, 2008 was $32,319,901.

[d]	At June 30, 2008, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[e]	Includes securities first acquired in 2008 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2008 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $318,579,309. At June 30, 2008, net unrealized appreciation for all securities was $62,692,747, consisting of aggregate gross unrealized appreciation of $113,566,281 and aggregate gross unrealized depreciation of $50,873,534. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders	|	43

Royce Micro-Cap Trust	June 30, 2008 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies (cost $311,209,826)	$375,711,563
Affiliated Companies (cost $1,113,549)	9,493

Total investments at value	375,721,056
Repurchase agreements (at cost and value)	5,551,000
Cash and foreign currency	34,866
Receivable for investments sold	658,262
Receivable for dividends and interest	341,838
Prepaid expenses and other assets	10,198

Total Assets	382,317,220

LIABILITIES:
Payable for collateral on loaned securities	34,353,514
Payable for investments purchased	2,159,947
Payable for investment advisory fee	371,046
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	107,618

Total Liabilities	37,072,125

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$285,245,095

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 25,397,380 shares outstanding (150,000,000 shares authorized)	$230,792,944
Undistributed net investment income (loss)	(1,628,009)
Accumulated net realized gain (loss) on investments and foreign currency	10,433,395
Net unrealized appreciation (depreciation) on investments and foreign currency	63,397,503
Quarterly and accrued distributions	(17,750,738)

Net Assets applicable to Common Stockholders (net asset value per share - $11.23)	$285,245,095

*Investments at identified cost (including $34,353,514 of collateral on loaned securities)	$312,323,375
Market value of loaned securities	32,319,901

44 | 2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	Six Months Ended June 30, 2008 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$1,755,968
Affiliated Companies	–
Interest	206,016
Securities lending	253,438

Total income	2,215,422

Expenses:
Investment advisory fees	2,201,608
Stockholder reports	69,948
Custody and transfer agent fees	38,740
Directors’ fees	29,643
Professional fees	19,262
Administrative and office facilities expenses	15,972
Other expenses	32,750

Total expenses	2,407,923

Net investment income (loss)	(192,501)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss)on investments and foreign currency
Non-Affiliated Companies	7,279,461
Affiliated Companies	(32,865)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(44,354,044)

Net realized and unrealized gain (loss) on investments and foreign currency	(37,107,448)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	(37,299,949)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,800,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$(39,099,949)
* Net of foreign withholding tax of $29,874.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders | 45

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/08	Year ended
	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$(192,501)	$(234,430)
Net realized gain (loss) on investments and foreign currency	7,246,596	32,803,797
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(44,354,044)	(27,184,286)

Net increase (decrease) in net assets resulting from investment operations	(37,299,949)	5,385,081

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(224,280)
Net realized gain on investments and foreign currency	–	(3,375,720)
Quarterly distributions*	(1,800,000)	–

Total distributions to Preferred Stockholders	(1,800,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(39,099,949)	1,785,081

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(1,991,543)
Net realized gain on investments and foreign currency	–	(29,975,444)
Quarterly distributions*	(15,870,738)	–

Total distributions to Common Stockholders	(15,870,738)	(31,966,987)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	8,740,266	17,975,152

Total capital stock transactions	8,740,266	17,975,152

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(46,230,421)	(12,206,754)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	331,475,516	343,682,270

End of period (including undistributed net investment income (loss) of $(1,628,009) at 6/30/08 and $(1,435,509) at 12/31/07)	$285,245,095	$331,475,516

* To be allocated to net investment income and capital gains at year end.

46 | 2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months		Years ended December 31,
	ended
	June 30, 2008
	(unaudited)		2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF PERIOD	$13.48		$14.77	$13.43	$14.34	$13.33	$9.39

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)		(0.00)	0.01	(0.03)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments and
foreign currency	(1.50)		0.24	3.04	1.14	2.62	5.28

Total investment operations	(1.51)		0.24	3.05	1.11	2.54	5.19

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.01)	(0.02)	–	–	–
Net realized gain on investments and foreign currency	–		(0.14)	(0.14)	(0.17)	(0.19)	(0.18)
Quarterly distributions*	(0.07)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.07)		(0.15)	(0.16)	(0.17)	(0.19)	(0.18)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(1.58)		0.09	2.89	0.94	2.35	5.01

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.08)	(0.20)	–	–	–
Net realized gain on investments and foreign currency	–		(1.27)	(1.35)	(1.85)	(1.33)	(0.92)
Quarterly distributions*	(0.64)		–	–	–	–	–

Total distributions to Common Stockholders	(0.64)		(1.35)	(1.55)	(1.85)	(1.33)	(0.92)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)		(0.03)	(0.00)	0.00	(0.01)	(0.04)
Effect of Preferred Stock offering	–		–	–	–	–	(0.11)

Total capital stock transactions	(0.03)		(0.03)	(0.00)	0.00	(0.01)	(0.15)

NET ASSET VALUE, END OF PERIOD	$11.23		$13.48	$14.77	$13.43	$14.34	$13.33

MARKET VALUE, END OF PERIOD	$10.37		$11.94	$16.57	$14.56	$15.24	$12.60

TOTAL RETURN (a):
Market Value	(7.94	)%***	(20.54)%	26.72%	8.90%	33.44%	63.58%
Net Asset Value	(11.70	)%***	0.64%	22.46%	6.75%	18.69%	55.55%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.61	%**	1.56%	1.64%	1.63%	1.62%	1.82%
Management fee expense (d)	1.47	%**	1.44%	1.49%	1.43%	1.43%	1.59%
Other operating expenses	0.14	%**	0.12%	0.15%	0.20%	0.19%	0.23%
Net investment income (loss)	(0.13	)%**	(0.07)%	0.05%	(0.27)%	(0.56)%	(0.82)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$285,245		$331,476	$343,682	$293,719	$290,364	$253,425
Liquidation Value of Preferred Stock, End of Period (in thousands)	$60,000		$60,000	$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	17%		41%	34%	46%	32%	26%
PREFERRED STOCK:
Total shares outstanding	2,400,000		2,400,000	2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share	$143.85		$163.11	$168.20	$147.38	$145.98	$130.59
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
6.00% Cumulative	$24.17		$24.06	$24.15	$24.97	$24.66	$25.37
7.75% Cumulative	–		–	–	–	–	$25.70

(a)

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.34%, 1.33%, 1.38%, 1.35%, 1.32% and 1.49% for the periods ended June 30, 2008 and December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(c)

Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.92% for the year ended December 31, 2003; before waiver of fees and earnings credits would have been 1.61%, 1.56%, 1.64%, 1.63%, 1.62% and 1.92% for the periods ended June 30, 2008 and December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(d)

The management fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of management fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

(e) The average of month-end market values during the period that the Preferred Stock was outstanding.
* To be allocated to net investment income and capital gains at year end.
** Annualized.
*** Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders | 47

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
    Royce Micro-Cap Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the price of securities used by the Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant observable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:
Level 1	Level 2	Level 3	Total

$310,781,325	$70,335,964	$154,767	$381,272,056

Level 3 Reconciliation:
	Change in unrealized appreciation
Balance as of 12/31/07	(depreciation)	Purchases	Balance as of 6/30/08

$0	$(2,568)	$157,335	$154,767

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     The Fund values its non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

48 | 2008 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
     The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

 Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

 Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

 Capital Stock:
     The Fund issued 806,280 and 1,320,682 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2008 and the year ended December 31, 2007, respectively.
    At June 30, 2008, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
    The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

2008 Semiannual Report to Stockholders | 49

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
    The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
    Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
    For the six rolling 36-month periods ended June 2008, the investment performance of the Fund exceeded the investment performance of the Russell 2000 by 3% to 8%. Accordingly, the investment advisory fee consisted of a Basic Fee of $1,928,494 and an upward adjustment of $273,114 for performance of the Fund above that of the Russell 2000. For the six months ended June 30, 2008, the Fund accrued and paid Royce advisory fees totaling $2,201,608.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $66,394,531 and $60,554,146, respectively.

Transactions in Shares of Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2008:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	Gain (Loss)	Income	6/30/08	6/30/08
BKF Capital Group*	406,500	$902,430	-	$73,854	$(32,865)	-
Tapestry Pharmaceuticals	815,600	244,680	$13,272	-	-	-	863,000	$9,493
		$1,147,110			$(32,865)	-		$9,493
*Not an Affiliated Company at June 30, 2008.

50 | 2008 Semiannual Report to Stockholders

Royce Focus Trust	June 30, 2008 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 97.5%

Consumer Products – 10.0%
Apparel, Shoes and Accessories - 3.5%
Fossil [a,b]	120,000	$3,488,400
Timberland Company (The) Cl. A [b]	150,000	2,452,500

		5,940,900

Food/Beverage/Tobacco - 1.7%
Sanderson Farms	80,000	2,761,600

Health, Beauty and Nutrition - 1.8%
Nu Skin Enterprises Cl. A	200,000	2,984,000

Sports and Recreation - 3.0%
Thor Industries	150,000	3,189,000
Winnebago Industries	180,000	1,834,200

		5,023,200

Total (Cost $20,993,363)		16,709,700

Consumer Services – 2.1%
Retail Stores - 2.1%
†AnnTaylor Stores [b]	40,100	960,796
†Men’s Wearhouse (The)	100,000	1,629,000
†Williams-Sonoma	50,000	992,000

Total (Cost $3,832,878)		3,581,796

Financial Intermediaries – 6.2%
Banking - 1.1%
BB Holdings [b]	400,000	1,812,583

Securities Brokers - 3.2%
Knight Capital Group Cl. A [a,b]	300,000	5,394,000

Other Financial Intermediaries - 1.9%
KKR Financial Holdings	300,000	3,150,000

Total (Cost $9,674,832)		10,356,583

Financial Services – 2.3%
Investment Management - 2.3%
U.S. Global Investors Cl. A	226,000	3,785,500

Total (Cost $3,590,422)		3,785,500

Health – 3.4%
Drugs and Biotech - 2.8%
Endo Pharmaceuticals Holdings [a,b]	120,000	2,902,800
Lexicon Pharmaceuticals [a,b]	500,000	800,000
ULURU [a,b]	1,200,000	1,020,000

		4,722,800

Medical Products and Devices - 0.6%
Caliper Life Sciences [a,b]	352,300	912,457

Total (Cost $8,570,584)		5,635,257

Industrial Products – 24.3%
Building Systems and Components - 1.8%
Simpson Manufacturing	130,000	3,086,200

Machinery - 4.3%
Lincoln Electric Holdings	60,000	4,722,000
	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Woodward Governor	70,000	$2,496,200

		7,218,200

Metal Fabrication and Distribution - 13.1%
Dynamic Materials	30,000	988,500
Kennametal	118,600	3,860,430
Reliance Steel & Aluminum	100,000	7,709,000
Schnitzer Steel Industries Cl. A	30,000	3,438,000
†Sims Group ADR	150,000	5,985,000

		21,980,930

Miscellaneous Manufacturing - 1.2%
Rational	10,000	2,016,872

Pumps, Valves and Bearings - 3.9%
†Gardner Denver [a,b]	60,000	3,408,000
Pfeiffer Vacuum Technology	30,000	3,111,745

		6,519,745

Total (Cost $18,348,521)		40,821,947

Industrial Services – 8.5%
Commercial Services - 5.0%
Corinthian Colleges [a,b]	149,900	1,740,339
CRA International [b]	40,000	1,446,000
Korn/Ferry International [a,b]	180,000	2,831,400
ManTech International Cl. A [a,b]	30,000	1,443,600
Universal Technical Institute [b]	80,100	998,046

		8,459,385

Food, Tobacco and Agriculture - 1.8%
†Industrias Bachoco ADR	100,000	2,960,000

Transportation and Logistics - 1.7%
Arkansas Best	80,000	2,931,200

Total (Cost $13,897,624)		14,350,585

Natural Resources – 29.2%
Energy Services - 14.7%
Ensign Energy Services	250,000	5,447,681
Pason Systems	180,000	2,912,621
Tesco Corporation [a,b]	120,000	3,834,000
Trican Well Service	200,000	4,972,051
Unit Corporation [b]	90,000	7,467,300

		24,633,653

Precious Metals and Mining - 14.5%
Allied Nevada Gold [b]	350,000	2,061,500
Endeavour Mining Capital	550,000	3,991,370
Fronteer Development Group [b]	300,000	1,506,000
Gammon Gold [b]	450,000	4,882,500
Ivanhoe Mines [b]	320,000	3,491,200
Pan American Silver [a,b]	120,000	4,149,600
Silver Standard Resources [a,b]	150,000	4,297,500

		24,379,670

Total (Cost $29,799,872)		49,013,323

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders | 51

Royce Focus Trust	June 30, 2008 (unaudited)

Schedule of Investments

	SHARES	VALUE
Technology – 11.5%
Aerospace and Defense - 1.4%
†Ceradyne [a,b]	70,000	$2,401,000

Components and Systems - 2.6%
MKS Instruments [a,b]	200,000	4,380,000

Semiconductors and Equipment - 3.2%
†LamResearch [a,b]	80,100	2,895,615
†SigmaDesigns [b]	180,200	2,502,978

		5,398,593

Telecommunications - 4.3%
ADTRAN	150,000	3,576,000
Foundry Networks [b]	300,000	3,546,000

		7,122,000

Total (Cost $19,291,390)		19,301,593

TOTAL COMMON STOCKS
(Cost $127,999,486)		163,556,284

PREFERRED STOCK – 5.4%
Kennedy-Wilson Conv. [c,d]
(Cost $9,000,000)	9,000	9,160,740

	PRINCIPAL
	AMOUNT
GOVERNMENT BOND – 5.7%
(Principal Amount shown in local currency)
Australia Government Bond 7.50%
due 9/15/09
(Cost $8,424,285)	10,000,000	9,648,463

VALUE
REPURCHASE AGREEMENT – 6.2%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $10,372,591 (collateralized
by obligations of various U.S. Government
Agencies, valued at $10,633,838)
(Cost $10,372,000)	$10,372,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 11.0%
Money Market Funds
State Street Navigator Securities
Lending Prime Portfolio (7 day yield-2.6748%)
(Cost $18,418,888)	18,418,888

TOTAL INVESTMENTS – 125.8%
(Cost $174,214,659)	211,156,375
LIABILITIES LESS CASH
AND OTHER ASSETS – (10.9)%	(18,353,594)

PREFERRED STOCK – (14.9)%	(25,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%	$167,802,781

†	New additions in 2008.

[a]	All or a portion of these securities were on loan at June 30, 2008. Total market value of loaned securities at June 30, 2008 was $17,395,506.

[b]	Non-income producing.

[c]	A security for which market quotations are not readily available represents 5.4% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.

[d]	This security, and the common stock into which the security is convertible, are not and will not be registered under the Securities Act of 1933 and related rules (“restricted security”). Accordingly, such securities may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2008 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $174,220,565. At June 30, 2008, net unrealized appreciation for all securities was $36,935,810, consisting of aggregate gross unrealized appreciation of $50,438,009 and aggregate gross unrealized depreciation of $13,502,199. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

52 | 2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	June 30, 2008 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$200,784,375
Repurchase agreements (at cost and value)	10,372,000
Cash and foreign currency	8,843
Receivable for dividends and interest	306,351
Prepaid expenses and other assets	20,353

Total Assets	211,491,922

LIABILITIES:
Payable for collateral on loaned securities	18,418,888
Payable for investment advisory fee	161,726
Preferred dividends accrued but not yet declared	33,331
Accrued expenses	75,196

Total Liabilities	18,689,141

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$167,802,781

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 18,937,817 shares outstanding (150,000,000 shares authorized)	$132,308,692
Undistributed net investment income (loss)	(4,195,058)
Accumulated net realized gain (loss) on investments and foreign currency	8,197,858
Net unrealized appreciation (depreciation) on investments and foreign currency	36,946,562
Quarterly and accrued distributions	(5,455,273)

Net Assets applicable to Common Stockholders (net asset value per share - $8.86)	$167,802,781

*Investments at identified cost (including $18,418,888 of collateral on loaned securities)	$163,842,659
Market value of loaned securities	17,395,306

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders | 53

Royce Focus Trust	Six Months Ended June 30, 2008 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*	$969,069
Interest**	669,024
Securities lending	38,767

Total income	1,676,860

Expenses:
Investment advisory fees	932,944
Stockholder reports	57,573
Custody and transfer agent fees	30,405
Professional fees	17,054
Directors’ fees	14,804
Administrative and office facilities expenses	7,958
Other expenses	31,116

Total expenses	1,091,854
Compensating balance credits	(2,778)

Net expenses	1,089,076

Net investment income (loss)	587,784

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	5,544,654
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,612,223)

Net realized and unrealized gain (loss) on investments and foreign currency	3,932,431

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	4,520,215

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(750,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$3,770,215
* Net of foreign withholding tax of $47,764.
**Net of foreign withholding tax of $34,458.

54 | 2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/08	Year ended
	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$587,784	$1,988,494
Net realized gain (loss) on investments and foreign currency	5,544,654	29,154,418
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,612,223)	(10,391,522)

Net increase (decrease) in net assets resulting from investment operations	4,520,215	20,751,390

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(331,350)
Net realized gain on investments and foreign currency	–	(1,168,650)
Quarterly distributions*	(750,000)	–

Total distributions to Preferred Stockholders	(750,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	3,770,215	19,251,390

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(7,385,265)
Net realized gain on investments and foreign currency	–	(26,047,361)
Quarterly distributions*	(4,671,940)	–

Total distributions to Common Stockholders	(4,671,940)	(33,432,626)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	2,897,098	21,421,393

Total capital stock transactions	2,897,098	21,421,393

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	1,995,373	7,240,157

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	165,807,408	158,567,251

End of period (including undistributed net investment income (loss) of $(4,195,058) at 6/30/08 and $(4,782,842) at 12/31/07)	$167,802,781	$165,807,408

* To be allocated to net investment income and capital gains at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Semiannual Report to Stockholders | 55

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Six months		Years ended December 31,
	ended
	June 30, 2008
	(unaudited)		2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF PERIOD	$8.92		$9.75	$9.76	$9.75	$9.00	$6.27

INVESTMENT OPERATIONS:
Net investment income (loss)	0.04		0.15	0.16	0.06	0.02	0.08
Net realized and unrealized gain (loss) on investments and
foreign currency	0.19		1.12	1.50	1.44	2.63	3.57

Total investment operations	0.23		1.27	1.66	1.50	2.65	3.65

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.02)	(0.01)	(0.01)	(0.00)	(0.02)
Net realized gain on investments and foreign currency	–		(0.07)	(0.09)	(0.11)	(0.15)	(0.14)
Quarterly distributions*	(0.04)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.04)		(0.09)	(0.10)	(0.12)	(0.15)	(0.16)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	0.19		1.18	1.56	1.38	2.50	3.49

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.44)	(0.20)	(0.06)	(0.02)	(0.06)
Net realized gain on investments and foreign currency	–		(1.57)	(1.37)	(1.15)	(1.72)	(0.56)
Quarterly distributions*	(0.25)		–	–	–	–	–

Total distributions to Common Stockholders	(0.25)		(2.01)	(1.57)	(1.21)	(1.74)	(0.62)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)		(0.00)	(0.00)	(0.03)	(0.01)	(0.03)
Effect of rights offering and Preferred Stock offering	–		–	–	(0.13)	–	(0.11)

Total capital stock transactions	(0.00)		(0.00)	(0.00)	(0.16)	(0.01)	(0.14)

NET ASSET VALUE, END OF PERIOD	$8.86		$8.92	$9.75	$9.76	$9.75	$9.00

MARKET VALUE, END OF PERIOD	$8.83		$8.97	$10.68	$9.53	$10.47	$8.48

TOTAL RETURN (a):
Market Value	1.37	%***	3.02%	30.50%	3.03%	47.26%	63.98%
Net Asset Value	2.28	%***	12.22%	16.33%	13.31%	29.21%	54.33%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.35	%**	1.31%	1.36%	1.48%	1.53%	1.57%
Management fee expense	1.16	%**	1.14%	1.16%	1.21%	1.27%	1.14%
Other operating expenses	0.19	%**	0.17%	0.20%	0.27%	0.26%	0.43%
Net investment income (loss)	0.73	%**	1.13%	1.54%	0.63%	0.24%	1.07%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$167,803		$165,807	$158,567	$143,244	$105,853	$87,012
Liquidation Value of Preferred Stock, End of Period (in thousands)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	23%		62%	30%	42%	52%	49%
PREFERRED STOCK:
Total shares outstanding	1,000,000		1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share	$192.80		$190.81	$183.57	$168.24	$130.85	$112.01
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.03		$24.37	$24.98	$25.38	$24.83	$25.45
7.45% Cumulative	–		–	–	–	–	$25.53

(a)

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.15% 1.17%, 1.22%, 1.21% and 1.20% for the periods ended June 30, 2008 and December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(c)

Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.73% for the year ended December 31, 2003; before waiver of fees and earnings credits would have been 1.35%, 1.32%, 1.36%, 1.48%, 1.53% and 1.73% for the periods ended June 30, 2008 and December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(d) The average of month-end market values during the period that the Preferred Stock was outstanding.
* To be allocated to net investment income and capital gains at year end.
** Annualized.
*** Not annualized.

56 | 2008 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
    Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the price of securities used by the Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant observable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:
Level 1	Level 2	Level 3	Total

$139,291,361	$62,704,274	$9,160,740	$211,156,375

Level 3 Reconciliation:
	Change in unrealized appreciation
Balance as of 12/31/07	(depreciation)	Purchases	Balance as of 6/30/2008

$0	$160,740	$9,000,000	$9,160,740

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

 Foreign Currency:
     The Fund values its non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

2008 Semiannual Report to Stockholders | 57

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

 Distributions:
     The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

 Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

 Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

 Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

 Capital Stock:
     The Fund issued 342,497 and 2,332,768 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2008 and the year ended December 31, 2007, respectively.
    At June 30, 2008, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
    The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

58 | 2008 Semiannual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the six months ended June 30, 2008, the Fund accrued and paid Royce advisory fees totaling $932,944.

 Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $48,394,774 and $38,523,359, respectively.

2008 Semiannual Report to Stockholders | 59

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of micro-, small- and mid-cap companies, that may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.

Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

    The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index measures the performance of the 1,000 smallest publicly traded U.S. companies in the Russell 2000 index. The S&P 500 and S&P SmallCap 600 are indices of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns for the market indices used in this Review and Report were based on information supplied to Royce by Russell Investments and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange
Act”), that involve risks and uncertainties, including, among others, statements as to:
• the Funds’ future operating results
• the prospects of the Funds’ portfolio companies
• the impact of investments that the Funds have made or may make
• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
• the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2008. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
    Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

60 | 2008 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Director*, President
Age: 68 | Number of Funds Overseen: 28 | Tenure: Since 1986
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Director*
Age: 53 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Director
Age: 77 | Number of Funds Overseen: 28 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Director
Age: 70 | Number of Funds Overseen: 28 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Director
Age: 74 | Number of Funds Overseen: 28 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Director
Age: 66 | Number of Funds Overseen: 42 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 68 | Number of Funds Overseen: 28 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 62 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 57 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 50 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 46 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 41| Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 48 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Director.

2008 Semiannual Report to Stockholders | 61

Board Approval of Investment Advisory Agreements

At meetings held on June 4 – 5, 2008, each of the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for the Funds with other funds in their “peer group”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as payments made to R&A or its affiliates relating to allocation of Fund brokerage commissions, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The directors also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the Board dealt with each agreement separately. Among other factors, the directors considered the following:
    The nature, extent and quality of services provided by R&A: The Board considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing both the Funds and open-end mutual funds over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by its voluntary fee waiver policy on preferred stock assets in certain circumstances where the Funds’ total return performance from the issuance of the preferred may not exceed the coupon rate on the preferred, and expansive stockholder reporting and communications. The Board reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that during 2008 R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The Board determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the Board noted R&A’s ability to attract quality and experienced personnel. The directors concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
    Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the Board believes that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Board has historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three, five and ten years. Morningstar compared each of the Funds’ risk-adjusted performance to that of its applicable open-end fund category. Royce Value Trust’s Sharpe Ratio placed in the 1st quartile within the small blend category assigned by Morningstar for the three- and five-year periods and the 2nd quartile for the ten-year period ended December 31, 2007. Similarly, Royce Micro-Cap Trust’s Sharpe Ratio placed in the 2nd quartile within the small blend, growth or value category assigned by Morningstar for the three-year period and in the 1st quartile for the five- and ten-year periods ended December 31, 2007. Finally, Royce Focus Trust’s Sharpe Ratio placed in the 1st quartile within the small growth category assigned by Morningstar for the three-, five- and ten-year periods ended December 31, 2007.
    The Board noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the Board recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
    Cost of the services provided and profits realized by R&A from its relationship with each Fund: The Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

62 | 2008 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements (continued)

    The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Board considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The Board concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
    Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers with registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The Board noted that, in the case of Royce Value Trust, the 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on the Fund’s performance versus the S&P 600 SmallCap Index over rolling periods of 60 months. The fee is charged on average net assets over those rolling periods. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage the Fund for the benefit of its long-term common stockholders. The Board noted that R&A had also agreed to waive its management fee on Fund assets in an amount equal to the liquidation preference of the Fund’s outstanding preferred stock if the Fund’s total return from issuance of the preferred on such amount is less than the preferred’s coupon rate. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where the Fund’s trailing three-year performance is negative, requires R&A to measure the Fund’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would place in the 2nd quartile of its Morningstar-assigned open-end peer group.
    In the case of Royce Micro-Cap Trust, the directors noted that the Fund has a 1.00% basic fee subject to adjustment up or down based on the Fund’s performance versus the Russell 2000 Index over rolling 36-month periods. The fee is charged on average net assets over those rolling periods. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage the Fund for the benefit of its long-term stockholders. The Board also noted R&A’s voluntarily waiver of its fee on the liquidation value of the outstanding preferred stock in circumstances where the Fund’s total return performance from the issuance of the preferred is less than the coupon rate on the preferred for each month during the year. The Board noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would fall effectively at the median when compared to its Morningstar-assigned open-end peer group.
    Finally, in the case of Royce Focus Trust, the Board noted that R&A had agreed to waive its management fee on the liquidation value of outstanding preferred stock if the Fund’s total return from issuance of the preferred is less than the preferred’s coupon rate. The Board noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would place in the 2nd quartile of its Morningstar-assigned open-end peer group.
    The Board also considered fees charged by R&A to institutional and other clients and noted that the Funds’ base advisory fees compared favorably to those other accounts.
    The entire Board, including all the non-interested directors, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the stockholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

2008 Semiannual Report to Stockholders | 63

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Postscript: Freeway Jam

Everyone can probably think of one example—that neighborhood restaurant only you and a few friends seem aware of; an uncrowded, out-of-the-way vacation spot that you stumbled on accidentally and have returned to each year since; maybe a band, a book or a film that you love but that escaped most other people’s notice. Back in the ‘70s, and lasting through much of the ‘80s, small-cap value investing was much like discovering, and regularly returning to, a favorite place or thing that few others seemed to know about.
        There were not a lot of professional money managers devoting their attention to smaller stocks in those days. Most of those who did were looking for fast-growing, usually short-term opportunities. Being a value investor with a long-term

Over time, things began to change. Little by little, the road began to fill with others looking for the same sort of bargain-priced, high-quality smaller companies that we loved. Simply knowing about the existence of all these wonderful, out-of-the-way businesses was no longer an advantage in itself. By the ‘90s, we wondered whether or not our waning edge in obtaining information would be a problem. If more and more people had access to all of this information, how would we continue to find what we deemed high-quality companies in our increasingly crowded marketplace? In the era of the cell phone, GPS, PDA, satellite radio and multiple all-news stations with regular updates of traffic and weather, the kind of person-to-person communication that a CB provided is a relic from a simpler time. How would our approach avoid a similar fate?

investment horizon in the small-cap world was definitely a rarity, but we were more than content to follow our own path. Aside from a few other kindred spirits, we were mostly alone in choosing a long-term route to small-cap value, and we were happy to operate on nearly empty roads.
        It was the ‘70s, after all, which perhaps explains why there were times when we felt a little bit like drivers using CB radios as we searched for undervalued smaller companies. Our work was not nearly as trendy—we never had a hit record—but we did share with CB enthusiasts access to information that others lacked, or perhaps did not want in the first place. A CB radio gave truckers and other drivers traffic and safety news, warnings about lurking ‘smokies’ on the highways and advice about where you could find a good cup of joe nearly anywhere in the continental U.S. at any hour of the day. Our intense scrutiny of smaller

        One key element was the wealth of knowledge that we had built (and continue to build) about thousands of smaller companies. Our years of investment experience give us an advantage that few in our industry can match. As the ‘90s gave way to the current decade, we began to see that access to information, while vital to any investment enterprise, would not be enough. It is one thing to have information, it is something else entirely to know how to best put it to use. This, it seems to us, remains one of our major competitive advantages. As experienced smaller-company investors, we feel confident about our knowledge of the marketplace and how to select securities within it.

companies gave us similar advantages. Many of the companies that drew our attention received little, if any, coverage from Wall Street analysts. For some, there was very little public information available. This meant that when we saw an interesting business along the small-cap road, there were few others pulling over to take a close look.

It is one thing to have information, it is something else entirely to know how to best put it to use. This, it seems to us, remains one of our major competitive advantages.

        In the last four decades, we have seen the smaller-company universe go from being the province of a few professional managers to a widely accepted domestic asset class in which many investment managers traffic. We have continued to enjoy long-term success because throughout this time we never strayed from our commitment to our approach or our chosen asset class. Today, as smaller-companies face the challenge of becoming an asset class with global acceptance, we are even more committed to the principles that have guided us thus far. And that’s a big 10-4, buddy.

This page is not part of the 2008 Semiannual Report to Stockholders

Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same smaller-company investing principles that have served us well for more than 35 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 12 Portfolio Managers, as well as nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap value portfolios. Unlike a lot of fund groups with broad product offerings, we have chosen to concentrate on smaller-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $117 million invested in The Royce Funds.

General Information	Advisor Services
Additional Report Copies	For Fund Materials, Performance Updates,
and Fund Inquiries	Account Inquiries
(800) 221-4268	(800) 33-ROYCE (337-6923)

Computershare	Broker/Dealer Services
Transfer Agent and Registrar	For Fund Materials and Performance Updates
(800) 426-5523	(800) 59-ROYCE (597-6923)

www.roycefunds.com

TheRoyceFunds		CE-REP-0608

Item 2. Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants – Not applicable to this semi-annual report.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies – Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders – None.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits attached hereto.

(a)(1) Not applicable.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY: /s/Charles M. Royce
       Charles M. Royce
       President
Date: August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.

BY: /s/Charles M. Royce
       Charles M. Royce
       President

Date: August 27, 2008

ROYCE MICRO-CAP TRUST, INC.

BY: /s/John D. Diederich
       John D. Diederich
       Chief Financial Officer

Date: August 27, 2008